Exhibit 10.40

ENDEAVOUR INTERNATIONAL CORPORATION

Securities Purchase Agreement

February 28, 2014

Whitebox Advisors
3033 Excelsior Boulevard, Suite 300
Minneapolis, MN 55416

Ladies and Gentlemen:

Endeavour International Corporation, a Nevada corporation (the “Company”), together with Endeavour Operating Corporation, Endeavour Energy New Ventures Inc., END Management Company (each subsidiary individually a "Guarantor" and collectively, the "Guarantors"), addresses you as the Representative of each of the entities listed on Schedule A hereto (herein collectively called the "Purchasers"), and hereby confirms the agreement of the Company and the Guarantors (collectively, the "Endeavour Parties") with the several Purchasers as follows:

1. Description of Securities.  The Company proposes to issue and sell to the Purchasers, for an aggregate purchase price by the Purchasers of $12,500,000, (i) 2,917,834 shares of its authorized and unissued Common Stock, $0.001 par value per share (the "Initial Shares"), which represents a per share price of $4.284 (the "Purchase Price"), and (ii) warrants (the "Initial Warrants") to purchase 729,459 shares of Common Stock of the Company (the "Warrant Shares"), at an exercise price of $5.292 per share (the "Warrant Exercise Price").  The Initial Warrants are to be issued under the terms and conditions of the Warrant Agreement in the form attached as Exhibit A hereto (the "Warrant Agreement").  The Company also proposes to issue and sell to the Purchasers $12,500,000 aggregate principal amount of its 6.5% convertible notes (the “Initial Notes”).  The Initial Notes are to be issued in accordance with the terms and conditions as set forth on Exhibit B hereto.  In addition, as provided in Section 3(c), the Company hereby grants to the Purchasers an option to purchase, for an aggregate amount of up to $25,000,000, (i) additional shares of Common Stock (the "Option Shares"), at a per share price equal to the Purchase Price, the exercise of which option shall include the purchase and issuance of additional Warrants (the "Option Warrants") to purchase the number of additional shares of the Common Stock of the Company (the "Option Warrant Shares") equal to 25% of the Option Shares purchased, having identical terms to the Warrants, including an exercise price equal to the Warrant Exercise Price, and/or (ii) additional convertible notes in the principal amount thereof (the "Option Notes"), having identical terms to the Initial Notes.  The sale of the Initial Shares, Initial Warrants and Initial Notes (collectively, and together with the securities issuable upon exercise and conversion thereunder, the "Initial Securities") and, if and to the extent such option is exercised, the Option Shares, Option Warrants and/or Option Notes (collectively, and together with the securities issuable upon exercise and conversion thereunder, the "Option Securities") will be made without registration of the Initial Securities and the Option Securities (collectively, the "Securities") under the Act in reliance upon exemptions from the registration requirements of the Act.  The Company and the Purchasers shall enter into a registration rights agreement (the “Registration Rights Agreement”) in the form attached as Exhibit C hereto, pursuant to which the Company will agree to file with the Commission, as required by the Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 of the Act relating to the resale of the Securities and shares of the Company's Common Stock underlying the Securities by certain holders thereof and to use commercially reasonable efforts to cause such registration statement to be declared effective.

2. Representations and Warranties of the Endeavor Parties.  Each of the Endeavor Parties, jointly and severally, represents and warrants to, and agrees with, each Purchaser as set forth below in this Section 2.

(a) None of the Company, its Affiliates or any person acting on its or their behalf (other than the Purchasers) has, directly or indirectly, made offers or sales of any security, or solicited offers to buy, any security under circumstances that would require the registration of the Securities under the Act.

(b) None of the Company, its Affiliates or any person acting on its or their behalf (other than the Purchasers) has: (i) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities or (ii) engaged in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities.

(c) Neither the Company nor any of its Subsidiaries is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof will be, an “investment company” as defined in the Investment Company Act.

(d) The Company has not paid or agreed to pay to any person any compensation for soliciting another to purchase any securities of the Company (except as contemplated in this Agreement).

(e) Each of the Company and its Subsidiaries has been duly formed and is validly existing in good standing under the laws of the jurisdiction in which it is chartered or organized with full power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as currently conducted, and is duly qualified to do business and is in good standing under the laws of each jurisdiction which requires such qualification, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Effect (as defined below).

(f) The Securities to be purchased by the Purchasers from the Company have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement, will be validly issued, fully paid and nonassessable.

(g) This Agreement, and the Warrant Agreement, the indenture under which the Notes are to be issued and the Registration Rights Agreement (collectively, the "Ancillary Agreements"), and the issuance of the Securities, have each been duly and validly authorized by each of the Endeavour Parties who are parties thereto, and, assuming due authorization, execution and delivery thereof by each of the other parties thereto, where applicable, will constitute a legal, valid and binding agreement enforceable against the Endeavour Parties in accordance with their terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity).

(h) Based on the representations and warranties of the Purchasers in Section 5, no consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as may be required under the blue sky laws of any jurisdiction in which the Securities are offered and sold or under the Exchange Act and, in the case of the Registration Rights Agreement, such as will be obtained under the Securities Act.

(i) None of the execution and delivery of this Agreement, any of the Ancillary Agreements, the issuance and sale of the Securities, the consummation of any other of the transactions contemplated in this Agreement, the Ancillary Agreements, the application of the proceeds therefrom or the fulfillment of the terms hereof or thereof will conflict with, require any other consent under, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to (i) the organizational documents of the Company or any of its Subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its Subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its Subsidiaries or any of its or their properties, except, with respect to clauses (ii) and (iii) only, for such defaults or violations as would not, individually or in the aggregate, result in a Material Adverse Effect and except for such as have been obtained.

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(j) The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or Section 15(d) thereof (the foregoing materials being collectively referred to herein as the "SEC Reports"), on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The financial statements and schedules of the Company and its consolidated Subsidiaries included in the SEC Reports comply in all material respects with the applicable accounting requirements of Regulation S-X and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein).

(k) The Company has a total authorized capitalization of 125,000,000 shares of Common Stock, and as of February 27, 2014, there were 47,205,909 shares of Common Stock issued and outstanding.  All the outstanding shares of capital stock (or corresponding equity interest) of the Company and each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and all outstanding shares of capital stock (or corresponding equity interest) of the Subsidiaries are owned by the Company either directly or through wholly owned Subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances, except pursuant to the terms of the Company’s existing secured indebtedness and as disclosed in the SEC Reports.  The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is listed on the New York Stock Exchange, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the New York Stock Exchange, nor has the Company received any notification that the Commission or the New York Stock Exchange is contemplating terminating such registration or listing.

(l) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries or its or their property is pending or, to the best knowledge of the Endeavour Parties, threatened that could reasonably be expected to (A) have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business or (B) prevent or materially interfere with the ability of the Endeavour Parties to perform their respective obligations under this Agreement or any of the Ancillary Agreements or consummate any of the transactions contemplated hereby or thereby (the occurrence of any such effect or any such prevention or interference or any such result described in the foregoing clauses (A) and (B) being herein referred to as a “Material Adverse Effect”), in each case except as disclosed in the SEC Reports.

(m) Each of the Company and its Subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted or to be conducted on the Closing Date.

(n) Neither the Company nor any Subsidiary is in violation or default of (i) any provision of its organizational documents, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such Subsidiary or any of its properties, as applicable, except, with respect to clauses (ii) and (iii) only, for such defaults or violations as would not, individually or in the aggregate, result in a Material Adverse Effect.

(o) Each of the Company and its Subsidiaries has filed all tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a

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Material Adverse Effect) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect, except as disclosed in the SEC Reports.

(p) No labor problem or dispute with the employees of the Company or any of its Subsidiaries exists, or to the best knowledge of the Endeavour Parties, is threatened or imminent, and the Endeavour Parties are not aware of any existing or imminent labor disturbance by the employees of any of the Company’s or its Subsidiaries’ principal suppliers, contractors or customers, that would have a Material Adverse Effect, except as disclosed in the SEC Reports.

(q) The organizational documents of the Company and each of its Subsidiaries have been duly authorized, executed and delivered by the Company or such Subsidiary, as the case may be, and are enforceable against the respective parties thereto in accordance with their terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect, to general principles of equity and public policy, applicable law relating to fiduciary duties and indemnification and contribution and an implied covenant of good faith and fair dealing).

(r) The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged; all policies of insurance insuring the Company or any of its Subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its Subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any such Subsidiary under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any of its Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as disclosed in the SEC Reports.

(s) No Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock (or corresponding equity interest), from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company.

(t) The Company and its Subsidiaries possess all licenses, certificates, permits and other authorizations issued by all applicable authorities necessary to conduct their respective businesses, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such license, certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, except as disclosed in the SEC Reports.

(u) The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  The Company and the

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Subsidiaries’ internal controls over financial reporting are effective and the Endeavour Parties are not aware of any material weakness in their internal control over financial reporting.

(v) The Company and its Subsidiaries maintain “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) under the Exchange Act); such disclosure controls and procedures are effective.

(w) None of the Endeavour Parties has taken, directly or indirectly, any action designed to or that would constitute or that could reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(x) Since December 31, 2013, except as previously disclosed in the SEC Reports, none of the Company or any of its Subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, investigation, order or decree, none of the Company or any of its Subsidiaries has incurred any liability or obligation, indirect, direct or contingent, or entered into any transactions, not in the ordinary course of business, that, individually or in the aggregate, is material to the Company and its Subsidiaries, taken as a whole, (iii) there has not been any material change in the capitalization or material increase in the short-term debt or long-term debt of the Company or any of its Subsidiaries and (iv) there has not been any material adverse change, or any development involving, individually or in the aggregate, a prospective material adverse change in or affecting the general affairs, condition (financial or other), business, prospects, assets or results of operations of the Company and its Subsidiaries.

(y) The Company and its Subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability under any Environmental Law, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect.  Neither the Company nor any of the Subsidiaries has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

(z) None of the following events has occurred or exists: (i) a failure to fulfill the obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the regulations and published interpretations thereunder with respect to a Plan, determined without regard to any waiver of such obligations or extension of any amortization period; (ii) an audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other federal or state governmental agency or any foreign regulatory agency with respect to the employment or compensation of employees by any of the Company or any of its Subsidiaries that could have a Material Adverse Effect; (iii) any breach of any contractual obligation, or any violation of law or applicable qualification standards, with respect to the employment or compensation of employees by the Company or any of its Subsidiaries that could have a Material Adverse Effect.  None of the following events has occurred or is reasonably likely to occur: (i) a material increase in the aggregate amount of contributions required to be made to all Plans in the current fiscal year of the Company and its Subsidiaries compared to the amount of such contributions made in the most recently completed fiscal year of the Company and its Subsidiaries; (ii) a material increase in the “accumulated post-retirement benefit obligations” (within the meaning of Statement of Financial Accounting Standards 106) of the Company and its Subsidiaries compared to the amount of such obligations in the most recently completed fiscal year of the Company and its Subsidiaries; (iii) any event or condition giving rise to a liability under Title IV of ERISA that could have a Material Adverse Effect; or (iv) the filing of a claim

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by one or more employees or former employees of the Company or any of its Subsidiaries related to their employment that could have a Material Adverse Effect.  For purposes of this paragraph, the term “Plan” means a plan (within the meaning of Section 3(3) of ERISA) subject to Title IV of ERISA with respect to which the Company or any of its Subsidiaries may have any liability.

(aa) There is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 relating to loans and Sections 302 and 906 relating to certifications.

(bb) Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Endeavour Parties, any director, officer, agent, employee or Affiliate of the Company or any of its Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Company, its Subsidiaries and, to the knowledge of the Endeavour Parties, its Affiliates, have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(cc) The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and the money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Endeavour Parties, threatened.

(dd) Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Endeavour Parties, any director, officer, agent, employee or Affiliate of the Company or any of its Subsidiaries is currently subject to any sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Securities, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

Any representations and warranties included in the Ancillary Agreements shall be deemed a representation and warranty by the Endeavour Parties, as to the matters covered thereby, to the Purchasers hereunder.

3. Purchase and Sale.

(a) The Initial Shares and Warrants; the First Closing Date.  Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to the several Purchasers, for an aggregate purchase price by the Purchasers of $12,500,000, (i) 2,917,834 Initial Shares, and (ii) Warrants to purchase 729,459 Warrant Shares, and the Purchasers agree, severally and not jointly, to purchase from the Company the respective number of Initial Shares and Warrants set forth opposite their names on Schedule A.  Delivery of and payment for the Initial Shares and Warrants shall be made at 1:00 p.m., New York City time, on February 28, 2014, which date and time may be postponed by agreement between the Purchasers and the Company or as provided in Section 10 hereof (such date and

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time of delivery and payment for the Initial Shares and Warrants being herein called the “First Closing Date”).  Delivery of the Initial Shares and Warrants shall be made to the Purchasers against payment by the Purchasers of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds.  Delivery of the Initial Shares shall be made through the facilities of The Depository Trust Company ("DTC"), for the respective accounts of the several Purchasers, and delivery of definitive certificates for the Warrants shall be made by delivery of certificates in the form attached to the Warrant Agreement  at such location, and in such names and in such denominations, as the Purchasers shall reasonably designate.

(b) The Initial Notes; the Second Closing Date.  Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to the several Purchasers, for an aggregate purchase price by the Purchasers of $12,500,000, the Initial Notes, and the Purchasers agree, severally and not jointly, to purchase from the Company the respective amount of the Initial Notes set forth opposite their names on Schedule A.  Delivery of and payment for the Initial Notes shall be made at 1:00 p.m., New York City time, on March 3, 2014, which date and time may be postponed by agreement between the Purchasers and the Company or as provided in Section 10 hereof (such date and time of delivery and payment for the Initial Notes being herein called the “Second Closing Date”).  Delivery of the Initial Notes shall be made to the Purchasers against payment by the Purchasers of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds.  Delivery of the Initial Notes shall be made by delivery of certificates in physical or global form representing the Notes at such location, and in such names and in such denominations, as the Purchasers shall reasonably designate.

(c) The Option Shares and Option Notes.

(i) Purchasers' Option.  In addition, subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the Purchasers, severally and not jointly, to purchase, for an aggregate amount of up to $25,000,000 (the "Total Option Amount"), (A) an amount of the Option Shares, at a per share price equal to the Purchase Price, together with Option Warrants covering a number of Option Warrant Shares equal to 25% of the Option Shares purchased, and/or (B) an amount of the Option Notes in the principal amounts thereof.  Until the earlier of (x) 90 days from the Second Closing Date or (y) the time of the Company's Annual Meeting (as defined below), any exercise of such option shall be allocated equally between the Option Shares and Option Warrants as provided in clause (A) hereof, on the one hand, and for the Option Notes as provided in clause (B), on the other hand.  If the Annual Meeting is held prior to the expiration of such 90-day period, then, following the Annual Meeting and for a period of 45 days thereafter, the then remaining balance of the Total Option Amount shall be increased by an aggregate amount of $5,000,000 (to an aggregate total not to exceed $30,000,000), and such aggregate total amount shall only be exercisable for Option Shares and Option Warrants under clause (A) hereof in the event Stockholder Approval (as described below) is obtained at the Annual Meeting, or the then remaining balance of the Total Option Amount (without any such increase) shall only be exercisable for Option Notes as provided in clause (B) hereof in the event Stockholder Approval is not obtained at the Annual Meeting.  Any and all such exercises of the option shall be made upon notice by the Representative to the Company setting forth the number of Option Shares/Option Warrants and Option Notes as to which the several Purchasers are then exercising the option and the time and date of payment and delivery for such Option Shares/Option Warrants and Option Notes.  Such option may be exercised in whole, or in part up to a maximum of three (3) times; any additional exercise(s) of such option shall be made upon the approval of the Company, such approval not to be unreasonable withheld, conditioned or delayed.

(ii) Company's Option. In addition, subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company shall have the option 7 to require the Purchasers, severally and not jointly, to purchase an aggregate of $5,000,000 of the Option Notes, in the event that the Closing Price (as defined in the Warrant Agreement) exceeds $5.00 per share on any Trading Day (as defined in the Warrant Agreement) within 30 days after the Second Closing Date.  Such option granted to the Company will expire 30 days after the Second Closing Date, and may be exercised in whole or in part upon notice by the Company to the Representative setting forth the number of Option Notes as to which the Company is exercising the option and the time and date of payment and delivery for such Option Notes.  For the avoidance of doubt, any such exercise by the Company shall reduce the Total Option Amount.  Notwithstanding the foregoing, the Company shall not be entitled to exercise such option if it is in violation of the terms of the Registration Rights Agreement.

4. Limitations on Issuances.

(a) Beneficial Ownership.  Notwithstanding anything in this Agreement to the contrary, the Company shall not issue to any Purchaser, and no Purchaser may acquire, a number of shares of the Company's Common Stock, including without limitation in connection with purchase, exercise or conversion of the Securities, to the extent that, upon such acquisition, the number of shares of Common Stock then beneficially owned by such Purchaser and its Affiliates and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with the Purchaser’s for purposes of Section 13(d) of the Exchange Act (including shares held by any “group” of which the Purchaser is a member, but excluding shares beneficially owned by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein) would exceed 9.99% of the total number of shares of Common Stock then issued and outstanding (the “9.99% Cap”). For purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and applicable regulations of the Commission, and the percentage held by the Purchaser shall be determined in a manner consistent with the provisions of Section 13(d) of the Exchange Act.  Each Purchaser acknowledges and agrees that the 9.99% Cap shall apply to all shares of Common Stock beneficially owned by such Purchaser and its Affiliates, including without limitation, the shares of Common Stock issuable to such Purchaser (if any) under that certain Warrant Agreement, dated April 30, 2013 with the Company.  Upon the written request of the Representative, the Company shall, within one (1) Business Day, confirm orally and in writing to the Representative the number of shares of Common Stock then outstanding.  In the event the application of such 9.99% Cap precludes the issuance of any portion of the Option Shares and Option Warrants under this Agreement, the aggregate dollar amount of the Option Shares/Option Warrants which may be purchased under this Agreement shall be reduced by the amount necessary to satisfy the limitation provided by the 9.99% Cap and, in such case, the aggregate principal amount of the Option Notes which may be purchased under this Agreement shall be increased by such amount on a dollar-for-dollar basis.

(b) Principal Market Regulation.  In addition, the Company shall not issue any shares of its Common Stock in connection with the purchase, exercise or conversion of the Securities or otherwise pursuant to the terms hereof or thereof, if the issuance of such shares of Common Stock would exceed the aggregate number of shares of Common Stock which the Company may issue upon exercise of Warrants, conversion of Notes or purchase of Option Shares or otherwise pursuant to the terms hereof or thereof, without breaching the Company’s obligations under the rules or regulations of the New York Stock Exchange, except that such limitation shall not apply in the event that the Company obtains the approval of its stockholders as required by the applicable rules of the New York Stock Exchange for issuances of shares of Common Stock in excess of such amount (the "Stockholder Approval").  The Company shall use its reasonable best efforts to obtain the Stockholder Approval at its 2014 annual meeting of stockholders (the "Annual Meeting").

5. Representations and Warranties of the Purchasers. Each Purchaser represents and warrants to and agrees with the Company that:

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(a) Such Purchaser is acquiring the Securities for investment purposes, for its own account, and not with an intent to sell or distribute such Securities except in compliance with applicable United States federal and state securities law.  Such Purchaser understands and acknowledges that the Securities it is purchasing are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering.  Such Purchaser has been advised and understands and acknowledges that the issuance and sale of the Securities has not been registered under the Securities Act or under the “blue sky” laws of any jurisdiction and may be resold only if registered pursuant to the provisions of the Securities Act (or if eligible, sold pursuant to the provisions of Rule 144 promulgated under the Securities Act or pursuant to another available exemption from the registration requirements of the Securities Act or in a transaction not subject thereto).

(b) Such Purchaser is an "accredited investor" (as defined in Section 501(a) of Regulation D) and has knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of the purchase of the Securities.

(c) Such Purchaser has been furnished with all materials relating to the business, finances and operations of the Company and relating to the offer and sale of the Securities that have been requested by Holder.  Such Purchaser understands and acknowledges that its purchase of the Securities involves a high degree of risk and uncertainty.  Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its purchase of the Securities.

(d) Such Purchaser understands and acknowledges that the Securities are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws, and that the Company and Vinson & Elkins L.L.P., securities counsel to the Company, are relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth in this Agreement (x) in concluding that the offer and sale of the Securities is a “private offering” and, as such, is exempt from the registration requirements of the Securities Act, and (y) to determine the applicability of such exemptions in evaluating the suitability of such Purchaser to purchase the Securities.

(e) Such Purchaser acknowledges that neither the Securities nor any securities issued upon the exercise or conversion of such Securities, nor any interest in either, may be sold, assigned, pledged, hypothecated, encumbered or in any other manner transferred or disposed of, in whole or in part, except in compliance with applicable United States federal and state securities laws and the terms and conditions hereof.  The provisions of this Section 5 shall be binding upon all subsequent holders of the Securities, if any.  The Securities or other securities issued upon the exercise or conversion of such Securities shall be subject to a stop transfer order and the certificate or certificates evidencing any such shares shall bear the following legend, in addition, in the case of the Notes, to any other legends as may be required by indenture under which the Notes are issued:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF (A) UNLESS IT HAS BEEN REGISTERED UNDER THE SECURITIES ACT OR (B) AN EXEMPTION FROM REGISTRATION IS AVAILABLE OR IN A TRANSACTION NOT SUBJECT THERETO (AND, IN EACH SUCH CASE, THE TRANSFEROR CERTIFIES TO THE COMPANY, BY COMPLETING THE FORM ON THIS SECURITY, THAT SUCH OFFER, SALE, TRANSFER OR DISPOSITION IS NOT REQUIRED TO BE REGISTERED UNDER THE SECURITIES ACT).

(f) Upon request of such Purchaser, the legend described in Section 5(e) shall be removed and the Company shall cause its transfer agent to issue a certificate or certificates without such legend to 9 such Purchaser, unless otherwise required by state securities laws or unless the Company, with the advice of counsel, reasonably determines that such removal is inappropriate.

(g) Each Purchaser agrees that, prior to the Company’s filing with the Commission of preliminary proxy material respecting the Annual Meeting (the “Preliminary Filing”), if such Purchaser provides to the Company in writing its intention (the “Option Election”) to exercise that portion of its option set forth in Section 3(c)(i) hereof for which the issuance of Securities would require Stockholder Approval (the “overage amount” which, for the avoidance of doubt, does not include that portion of its option for which the issuance of Securities does not require Stockholder Approval), then in the event Stockholder Approval is obtained at the Annual Meeting, such Purchaser hereby represents and warrants that it will be bound to exercise its option in accordance with the Option Election unless (i) there is an intervening Material Adverse Effect, or (ii) the Annual Meeting is not held within 60 days of delivery of the Option Election; provided, that, such Purchaser may (but shall not be obligated to) renew its Option Election notwithstanding such delay in successive 60-day renewal periods.  A failure to provide the Option Election (or failure to renew its Option Election as provided herein, as applicable), or the delivery of any notice stating that such Purchaser does not intend to make the Option Election (or to renew its Option Election, as applicable), will be deemed a waiver of such option (for the overage amount) by such Purchaser and the Company will not be obligated to seek Stockholder Approval unless required to satisfy the exercise of the option (for the overage amount) by any Purchaser which has made an Option Election.  The Company will not make the Preliminary Filing before April 1, 2014 and it will inform the Representative five (5) Business Days prior to the Preliminary Filing.  For the avoidance of doubt, and notwithstanding any other provision herein, if a Purchaser has made an Option Election within the 90-day period provided in Section 3(c)(i) hereof, and successively renews its Option Election as provided herein if and as necessary until the Annual Meeting is actually held, then, notwithstanding the expiration of such 90-day period, following the Annual Meeting and for a period of 45 days thereafter, such Purchaser shall have (A) the right and obligation to exercise its option in accordance with the Option Election in the event Stockholder Approval is obtained at the Annual Meeting, or (B) the right (but not the obligation) to exercise the then remaining balance of the Total Option Amount for Option Notes as provided in Section 3(c)(i)(B) in the event Stockholder Approval is not obtained at the Annual Meeting.

6. Agreements. Each of the Endeavour Parties agrees with the Purchasers that:

(a) None of the Company, its Affiliates, or any person acting on its or their behalf will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities.

(b) The Company will cooperate with the Purchasers and use commercially reasonable efforts to permit the Securities to be eligible for clearance and settlement through The Depository Trust Company, as applicable.

(c) For a period of 30 days following the First Closing Date, the Company will not without the prior written consent of the Representative offer, sell, contract to sell, pledge, otherwise dispose of, enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any Affiliate of the Company or any person in privity with the Company or any Affiliate of the Company), directly or indirectly, or announce the offering, of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (other than the Securities) (each, a "Subsequent Transaction").  For the period commencing on the 31st day until 90 days following the First Closing, the Company will not without the prior written consent of the Representative engage in a Subsequent Transaction unless the Purchasers are given the initial right to participate in such transaction on terms which are at least as favorable as those offered by the Company to any third party in any such Subsequent Transaction.

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(d) None of the Endeavour Parties will take, directly or indirectly, any action designed to, or that would constitute or that could reasonably be expected to, cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(e) As long as any Purchaser owns any Securities, the Company agrees to timely file (or timely file a valid extension of such time of filing and file prior to the expiration of any such extension) all SEC Reports.  Additionally, the Company will use its best efforts to maintain the registration and listing of its Common Stock on the New York Stock Exchange.  The Company shall file promptly with the New York Stock Exchange a supplemental listing application for the Initial Shares, any Option Shares and any shares of the Common Stock underlying the Securities and , if necessary, and to use its reasonable best efforts to effect the listing of such shares on the New York Stock Exchange.

(f) The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation of the Registration Rights Agreement and the issuance of the Securities; (ii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities; (iii) any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (iv) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of applicable states (including filing fees and the reasonable fees and expenses of counsel for the Purchasers relating to such registration and qualification); (v) the fees and expenses of the Company’s accountants and the fees and expenses of counsel (including local and special counsel) for the Company; (vi) the fees and expenses of the Purchasers' accountants and the fees and expenses of counsel (including local and special counsel) for the Purchasers; (vii) the performance of the Endeavour Parties' obligations under the Registration Rights Agreement; (viii) all expenses and application fees incurred in connection with the approval of the Securities for book-entry transfer by DTC; (ix) all other costs and expenses incident to the performance by the Endeavour Parties of their obligations hereunder.

7. Conditions to the Obligations of the Purchasers.  The obligations of the Purchasers to purchase the Securities shall be subject to the accuracy in all material respects of the representations and warranties of the Endeavour Parties contained herein at the First Closing Date and the Second Closing Date (except to the extent such representations and warranties expressly relate to a specific earlier date (in which case such representations and warranties shall be true and correct as of such specified earlier date)), to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Endeavour Parties of their obligations hereunder and to the following additional conditions:

(a) The Company shall have requested and caused Vinson & Elkins LLP, counsel for the Endeavour Parties, and Woodburn and Wedge, Nevada counsel for the Company, to furnish to the Purchasers opinions, dated as of the First Closing Date and as of the Second Closing Date, and addressed to the Purchasers, in a form and substance reasonably satisfactory to the Purchasers.

(b) The Endeavour Parties, as applicable, shall have executed and delivered the Warrant Agreement, the Registration Rights Agreement and (as of the Second Closing Date) the indenture under which the Notes are to be issued, all in forms and substance reasonably satisfactory to the Purchasers, and the Purchasers shall have received executed copies thereof.

If any of the conditions specified in this Section 7 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Purchasers and counsel for the Purchasers, this Agreement and all obligations of the Purchasers hereunder may be canceled at, or at any time prior to, the First Closing Date or the Second Closing Date, as applicable, by the Purchasers.  Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

11

The documents required to be delivered by this Section 7 will be delivered at the office of counsel for the Purchaser, at One Financial Center, Boston, Massachusetts, 02111 at 9:00 a.m., New York time, on the First Closing Date.

8. Reimbursement of Expenses.  The Company will reimburse the Purchasers on demand at the First Closing Date and/or the Second Closing Date for all expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by it in connection with the proposed purchase and sale of the Securities, irrespective of whether closing occurs.

9. Indemnification.

(a) Each of the Endeavour Parties, jointly and severally, agrees to indemnify and hold harmless the Purchasers, the directors, officers, employees, Affiliates and agents of the Purchasers and each person who controls the Purchasers within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other U.S. federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities or actions in respect thereof arise out of or are based upon any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Endeavour Parties in this Agreement or any agreement, document or instrument contemplated herein, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action, in each case except for any such loss, claim, damage, liability or action attributable to such Purchaser's gross negligence or wilful misconduct.

(b) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above.  The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, retained by the indemnified party or parties except as set forth below); provided,  however, that such counsel shall be satisfactory to the indemnified party.  Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party in writing to employ separate counsel at the expense of the indemnifying party.  An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

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10. Termination.  This Agreement shall be subject to termination in the absolute discretion of the Purchasers by notice given to the Company prior to the First Closing Date or the Second Closing Date, as applicable, if at any time prior to such time (i) trading in the Company’s common stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such exchange, (ii) a banking moratorium shall have been declared either by U.S. federal or New York State authorities; or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representative, impractical or inadvisable to proceed with the offering or delivery of the Securities.

11. Representations and Indemnities to Survive.  The respective agreements, representations, warranties, indemnities and other statements of the Endeavour Parties or their officers and of the Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Purchasers or the Endeavour Parties or any of the indemnified persons referred to in Section 9 hereof, and will survive delivery of and payment for the Securities.  The provisions of Sections 8 and 9 hereof shall survive the termination or cancellation of this Agreement.

12. Notices.  All communications hereunder will be in writing and effective only on receipt, and, if sent to the Purchasers, will be mailed, delivered or telefaxed to Whitebox Advisors, 3033 Excelsior Boulevard, Suite 300, Minneapolis, Minnesota, 55416, Attention:  Nick Borreson, Fund Analyst, with a copy to Brown Rudnick, One Financial Center, Boston, Massachusetts, 02111, Attention:  Andreas Andromalos; or, if sent to the Endeavour Parties, will be mailed, delivered or telefaxed to Catherine L. Stubbs (fax no.:  (813) 307-8794) and confirmed to it at 811 Main Street, Suite 2100, Houston, TX 77002, Attention:  Chief Financial Officer.

13. Successors.  This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the indemnified persons referred to in Section 9 hereof and their respective successors, and no other person will have any right or obligation hereunder.

14. Integration.  This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Endeavour Parties and the Purchasers, or any of them, with respect to the subject matter hereof.

15. Applicable Law.  This Agreement will be governed by and construed in accordance with the laws of the State of [New York] applicable to contracts made and to be performed within the [State of New York].

16. Jurisdiction.  Each of the Endeavour Parties hereby agrees that any suit, action or proceeding against the Endeavour Parties brought by the Purchasers, the directors, officers, employees and agents of the Purchasers, or by any person who controls the Purchasers, arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any State or U.S. federal court in [The City of New York and County of New York], and waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding.

17. Waiver of Jury Trial.  Each of the Endeavour Parties hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

18. No Fiduciary Duty.  Each of the Endeavour Parties hereby acknowledges that the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Endeavour Parties, on the one hand, and the Purchasers and any Affiliate through which it may be acting, on the other.  Furthermore, each of the Endeavour Parties agrees that it is solely responsible for making its own judgments in connection with the offering of the Securities.  Each of the Endeavour Parties agrees that it will not claim that the

13

Purchasers have rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to the Endeavour Parties, in connection with such transaction or the process leading thereto.

19. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.
20. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.
21. Definitions. The terms that follow, when used in this Agreement, shall have the meanings indicated.

“Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Affiliate” shall have the meaning specified in Rule 501(b) of Regulation D.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in The City of New York or Houston, Texas.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Commission” shall mean the Securities and Exchange Commission.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Investment Company Act” shall mean the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Regulation D” shall mean Regulation D under the Act.

“Regulation S” shall mean Regulation S under the Act.

“Regulation S-X” shall mean Regulation S-X under the Act.

“Subsidiary” has the meaning set forth in Rule 405 under the Securities Act.

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If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and Purchasers.

Very truly yours,

ENDEAVOUR INTERNATIONAL CORPORATION

By: /s/ Catherine L. Stubbs
Name: Catherine L. Stubbs
Title: Chief Financial Officer and Senior Vice President

ENDEAVOUR OPERATING CORPORATION

By: /s/ Catherine L. Stubbs
Name: Catherine L. Stubbs
Title: Chief Financial Officer and Senior Vice President

ENDEAVOUR ENERGY NEW VENTURES INC.

By: /s/ Catherine L. Stubbs
Name: Catherine L. Stubbs
Title: Chief Financial Officer and Senior Vice President

END MANAGEMENT COMPANY

By: /s/ Catherine L. Stubbs
Name: Catherine L. Stubbs
Title: Chief Financial Officer and Senior Vice President

[Signature Page to Securities Purchase Agreement]

WHITEBOX CONCENTRATED CONVERTIBLE ARBITRAGE PARTNERS L.P.
By:  Whitebox Concentrated Convertible Arbitrage Advisors, LLC, its investment adviser and general partner
By:  Whitebox Advisors LLC, its managing member

By: /s/ Mark Strefling
Name: Mark Strefling
Title: Chief Operating Officer

WHITEBOX CREDIT ARBITRAGE PARTNERS, L.P. By: Whitebox Credit Arbitrage Advisors, LLC, its investment adviser and general partner By: Whitebox Advisors LLC, its managing member

By: /s/ Mark Strefling
Name: Mark Strefling
Title: Chief Operating Officer

WHITEBOX MULTI-STRATEGY PARTNERS L.P. By: Whitebox Multi-Strategy Advisors, LLC, its investment adviser and general partner By: Whitebox Advisors LLC, its managing member

By: /s/ Mark Strefling
Name: Mark Strefling
Title: Chief Operating Officer

PANDORA SELECT PARTNERS, L.P.

By: /s/ Mark Strefling
Name: Mark Strefling
Title: Chief Operating Officer

[Additional Signature Page Follows]

[Signature Page to Securities Purchase Agreement]

WHITEBOX SPECIAL OPPORTUNITIES FUND, LP – SERIES O By: Whitebox Special Opportunities Advisors, LLC, its investment adviser and general partner By: Whitebox Advisors LLC, its managing member

By: /s/ Mark Strefling
Name: Mark Strefling
Title: Chief Operating Officer

WHITEBOX INSTITUTIONAL PARTNERS, L.P. By: Whitebox Advisors LLC, its investment adviser and general partner

By: /s/ Mark Strefling
Name: Mark Strefling
Title: Chief Operating Officer

WHITEBOX ASYMMETRIC PARTNERS, L.P. By: Whitebox Asymmetric Advisors, LLC, its Investment Manager By: Whitebox Advisors LLC, its Managing Member

By: /s/ Mark Strefling
Name: Mark Strefling
Title: Chief Operating Officer

[Signature Page to Securities Purchase Agreement]

SCHEDULE A

PURCHASERS

Purchaser	Common Stock Purchased	Warrants Purchased	Convertible Notes Purchased
Whitebox Concentrated Convertible Arbitrage Partners L.P.	583,567	145,892	$2,500,000.00
Whitebox Credit Arbitrage Partners, L.P.	466,854	116,714	$2,000,000.00
Whitebox Multi-Strategy Partners L.P.	875,350	218,837	$3,750,000.00
Pandora Select Partners, L.P.	350,140	87,535	$1,500,000.00
Whitebox Special Opportunities Fund, LP - Series O	175,070	43,767	$750,000.00
Whitebox Institutional Partners, L.P.	186,741	46,685	$800,000.00
Whitebox Asymmetric Partners, L.P.	280,112	70,028	$1,200,000.00

Exhibit A

Form of Warrant Agreement

ENDEAVOUR INTERNATIONAL CORPORATION

WARRANT AGREEMENT FOR THE PURCHASE OF

SHARES OF

COMMON STOCK

BY THIS WARRANT AGREEMENT (this “Warrant Agreement”), ENDEAVOUR INTERNATIONAL CORPORATION, a Nevada corporation (the “Company”), certifies that, for good and valuable consideration in connection with the issuance and sale of common stock and convertible notes by the Company to the Holder (as defined herein) on the date hereof, the receipt and sufficiency of which are hereby acknowledged, the Persons listed on the signature page hereto (along with their registered permitted assigns, each a “Holder”), are entitled to subscribe for and purchase from the Company, subject to the terms and conditions set forth herein, the respective number (subject to adjustment as set forth herein) of fully paid and non-assessable shares (the “Shares”) of the Company’s Common Stock (as defined herein) as set forth on Schedule 1 hereto, at a price per share as set forth on Schedule 1 hereto (the “Exercise Price”), subject to adjustment as set forth herein.

1. Definitions. Unless the context otherwise requires, when used herein the following terms shall have the meanings indicated.

“Accredited Investor” has the meaning set forth for such term in Rule 501 of Regulation D under the Securities Act (but excluding for such purposes Rule 501(a)(4) thereunder), as such rule may be amended, modified or superseded from time to time.

“Affiliate” means, as to any Person, any other Person which, directly or indirectly, controls, or is controlled by, or is under common control with, such Person (for this purpose, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership or voting of securities or partnership or other ownership interests, by contract or otherwise), and with respect to a Person who is an investment fund, any investment fund whose investments are managed by such Person’s investment advisor.

“Board” means the Board of Directors of the Company.

“Business Day” means a day (other than a Saturday or a Sunday) on which banks are open for general business in New York, New York (USA) and Houston, Texas (USA). If any time period or payment is to be made on a day which is not a Business Day, that period will instead end on, or such payment shall be made on, the next Business Day.

“Buy-In” has the meaning set forth in Section 2(e).

“Cashless Exercise Notice” has the meaning set forth in Section 2(c)(ii).

“Cashless Exercise Right” has the meaning set forth in Section 2(c)(i).

“Cashless Exercise Shares” has the meaning set forth in Section 2(c)(i).

“Closing Price” means the closing sale price (or, if no closing sale price is reported, the last sale price) of the Common Stock on the New York Stock Exchange on such date, or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, but is traded in the over-the-counter market, the closing sale price of such Common Stock or, if no sale is publicly reported, the average of the closing bid and asked quotations for such Common Stock during such date, as reported by the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or any comparable system or, if such Common Stock is not listed on NASDAQ or a comparable system, the average closing sale price of the Common Stock during the previous one (1) month, or, if no sales are publicly reported, the average of the closing bid and asked prices, as furnished by two members of the Financial Industry Regulatory Authority,

Inc. who make a market in such Common Stock selected from time to time by the Company for that purpose.

“Common Stock” means the Company’s common stock, par value US$0.001 per share.

“Common Stock Equivalents” means Common Stock and all shares of Common Stock issuable upon conversion, exercise or exchange of all options, warrants or other securities convertible into or exercisable or exchangeable for shares of Common Stock or other securities of the Company that are convertible into or exercisable or exchangeable for shares of Common Stock.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Exercise Notice” has the meaning set forth in Section 2(b).

“Exercise Price” means the initial Exercise Price specified in the first paragraph of this Warrant Agreement, as adjusted from time to time as provided in Section 8.

“Expiration Time” means 5:30 p.m., local time in Houston,  Texas (USA), on February 28, 2019.

“Market Price” has the meaning set forth in Section 8(d).

“Other Property” has the meaning set forth in Section 9.

“Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, limited liability company, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Shares” has the meaning set forth in the first paragraph of this Warrant Agreement.

“Trading Day” means a day on which trading in the Common Stock generally occurs on the New York Stock Exchange.

“Warrant” has the meaning set forth in the Warrant Certificate.

“Warrant Certificate” means a Warrant Certificate in substantially the form attached hereto as Exhibit A.

“Warrant Register” has the meaning set forth in Section 4.

2. Exercise of Warrant; Company Office; Expiration.

(a) General.  A Warrant may be exercised at any time or from time to time on or after the date hereof and shall remain exercisable thereafter until the Expiration Time, as to the entire number or any lesser number of whole Shares covered by the Warrant Certificate. A Warrant shall be deemed exercised in full on a cashless basis pursuant to Section 2(c) immediately prior to the Expiration Time if such exercise would result in the issuance of any Common Stock or other consideration (if not previously exercised in full); if such exercise would not result in such issuance, then such Warrant shall expire and be deemed cancelled immediately after the Expiration Time. Any exercise pursuant to this Section 2 shall be in compliance with applicable federal and state securities laws and in accordance with a valid exemption from registration in connection with the issuance of such Shares.

(b) Cash Exercise.  Subject to the last sentence in this Section 2(b), at any time prior to the Expiration Time,  Holder may exercise a Warrant, in whole or in part, by delivering to the Company at its principal executive offices or at such other office or agency designated in writing by the Company the following: (i) the Warrant Certificate evidencing such Warrants together with the Exercise Notice attached to the Warrant Certificate as Annex I (an “Exercise Notice”), properly completed and executed by Holder thereof or by the duly appointed legal representative thereof or by a duly authorized attorney, and (ii) the

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payment in full of the aggregate Exercise Price by wire transfer for each such Warrant exercised and any other amounts required to be paid pursuant hereto.
(c) Cashless Exercise.

(i) Except as otherwise provided in this Section 2(c), at any time and from time to time prior to the Expiration Time, in lieu of payment of the Exercise Price, a Holder shall have the right (but not the obligation) to require the Company to allow the exercise of a Warrant, in whole or in part, for Shares (the “Cashless Exercise Right”) as provided for in this Section 2(c).  Upon exercise of the Cashless Exercise Right by a Holder, the Company shall deliver to Holder (without payment by Holder of any of the Exercise Price) that number of Shares (the “Cashless Exercise Shares”) equal to the quotient obtained by dividing (x) the net value of the aggregate Shares (or portion thereof as to which the Cashless Exercise Right is being exercised if the Cashless Exercise Right is being exercised in part) at the time the Cashless Exercise Right is exercised (determined by subtracting (A) the sum of the aggregate Exercise Price of the Shares as to which the Cashless Exercise Right is being exercised in effect immediately prior to the exercise of the Cashless Exercise Right from (B) the aggregate Market Price of the Shares as to which the Cashless Exercise Right is being exercised immediately prior to the exercise of the Cashless Exercise Right) by (y) the Market Price of one Share immediately prior to the exercise of the Cashless Exercise Right.

(ii) In order to exercise the Cashless Exercise Right, a Holder shall surrender to the Company at its principal executive offices or at such other office or agency designated in writing by the Company the following:  the Warrant Certificate evidencing such Warrants together with the Cashless Exercise Notice attached to the Warrant Certificate as Annex II (a “Cashless Exercise Notice”), properly completed and executed by Holder or Holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney.  The presentation and surrender of the Cashless Exercise Notice shall be deemed a waiver of Holder’s obligation to pay all or any portion of the aggregate purchase price payable for the Shares as to which such Cashless Exercise Right is being exercised.  Notwithstanding anything to the contrary herein, the Warrants shall be deemed to be exercised in accordance with this Section 2(c) and Holders  thereof shall be deemed to have exercised their Cashless Exercise Right immediately prior to the Expiration Time if the net value of the aggregate Shares (determined in accordance with Section 2(c)(i) above) is a positive amount as of the Expiration Time.  The Warrants (or so much thereof as shall have been surrendered for exercise or deemed to have been exercised pursuant to this Section 2(c)(ii)) shall be deemed to have been exercised immediately prior to the close of business on the earlier of (A) the day of surrender of the Cashless Exercise Notice and such Warrant Certificate for conversion in accordance with the foregoing provisions and (B) the Expiration Time, as the case may be.  In connection with any conversion in accordance with this Section 2(c), the Company shall pay, on behalf of a Holder, stamp, capital or other similar taxes imposed by law upon Holder with respect to the issuance or initial delivery of Shares or Cashless Exercise Shares, if any, in accordance with to Section 7.

(d) Effect of Exercise. All Warrant Certificates surrendered to the Company shall be promptly cancelled by the Company and shall not be reissued by the Company.

(e) Compensation for Buy-In.    In addition to any rights available to Holder, if the Company fails to transmit to Holder a certificate or certificates representing the Shares pursuant to an exercise on or before the third Trading Day following such exercise, and if after such date Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by Holder of the Shares which Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (1) pay in cash to Holder the amount by which (x) Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Shares that the Company was required to deliver to Holder in connection with the exercise at issue times (B) the price per Share at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of Holder, either reinstate the portion of the Warrant and equivalent number of Shares for which such exercise was not honored or deliver to Holder the number of shares of Common Stock that would have been issued had the Company timely complied with

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its exercise and delivery obligations hereunder.  For example, if Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of Warrants for shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay Holder $1,000. Holder shall provide the Company written notice indicating the amounts payable to Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

(f) Notwithstanding any other provision of this Warrant Agreement, no Holder may exercise all or any portion of a Warrant if and to the extent such exercise would result in the Holder beneficially owning, as defined in Section 13(d) of the Exchange Act, more than 9.99% of the Common Stock then outstanding.

3. Stock Ownership; Stock Certificates; Partial Exercise.

(a) Upon each exercise of a Warrant,  (x) Holder shall be deemed to be Holder of record of the Shares issuable upon such exercise and (y) such Shares shall be deemed to have been issued as of the close of business on the day the Warrant is exercised in accordance with Section 2 above, notwithstanding that the stock transfer books of the Company shall then be closed or certificates representing such Shares shall not then have been actually delivered to Holder.

(b) As soon as possible after each such exercise of a Warrant, but in any event within three (3) Trading Days after such exercise, the Company shall at its expense issue and deliver to Holder a certificate or certificates for the Shares (or Cashless Exercise Shares, as the case may be) issuable upon such exercise issued in such denominations as may be specified by Holder in the Exercise Notice or Cashless Exercise Notice, as applicable, and registered in the name of Holder or, subject to Section 11(b), such other name or names as shall be designated in Holder’s Exercise Notice or Cashless Exercise Notice, as applicable, along with cash in lieu of any fractional shares pursuant to Section 8(e) and to the extent applicable in accordance with Section 3(c), a new Warrant Certificate representing any un-exercised balance.  At the written request of Holder, in lieu of transmitting certificates to Holder, the Company may credit the account of Holder’s prime broker with The Depository Trust Company.

(c) If any Warrant shall be exercised in part only, the Company shall, upon surrender of the Warrant Certificate for cancellation, execute and deliver a new Warrant Certificate evidencing the right of Holder to purchase the balance of the Shares subject to purchase hereunder on the terms and conditions set forth herein (including all changes and adjustments that have occurred hereunder).  The Company will not close its stockholder books or records in any manner which prevents the timely exercise of a Warrant.

4. Company Records; Transfer or Assignment of Warrant; Exchange of Warrant.  Any Warrant issued in connection herewith or in substitution herefor, upon complete or partial transfer, assignment or exercise shall be numbered and shall be registered in the warrant register of the Company (the “Warrant Register”) as it is issued.  The Warrant Register shall be in written form in the English language, shall include a record of the certificate number of each Warrant issued by the Company and shall show the number of Warrants, the date of issuance, all subsequent transfers and changes of ownership in respect thereof, including the name and address of any subsequent Holder.  The Company shall treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes, except that if a Warrant is properly transferred or assigned in accordance with the terms hereof, the Company shall treat the transferee or assignee as the owner thereof for all purposes.  A Warrant may be transferred or assigned by Holder without the prior written consent of the Company; in connection with any such transfer or assignment, Holder must comply with the requirements set forth in the Form of Assignment substantially in the form attached hereto as Exhibit B.  If such transfer or assignment shall be permitted by the preceding sentence, title to a Warrant shall be transferred upon delivery thereof duly endorsed by Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer, together with a properly completed Form of Assignment in substantially the form attached hereto as Exhibit B.  The Company shall immediately register all properly completed assignments and transfers in

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the Warrant Register and, upon any registration of assignment or transfer, the Company shall deliver a new Warrant Certificate or Warrant Certificates to, and in the name of, the Person entitled thereto on the terms and conditions set forth herein (including all changes and adjustments that have occurred hereunder).  A Warrant, if properly transferred or assigned, may be exercised by a subsequent Holder without having a new Warrant Certificate issued.  The Warrant Certificate may be exchanged at the option of Holder thereof for another Warrant Certificate, or other Warrant Certificates, of different denominations and representing in the aggregate the right to purchase the same number of shares of Common Stock on the terms and conditions set forth herein (including all changes and adjustments that have occurred hereunder) upon surrender to the Company or its duly authorized agent.  All provisions of this Section 4 shall be subject to Section 10.

5. Reserved Stock.  The Company shall reserve and keep available at all times solely for the purpose of providing for the exercise of the Warrants the maximum number of shares of  Common Stock as to which the Warrants may then be exercised.  All such shares of Common Stock shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable.  In addition, all such shares of Common Stock shall be free from all taxes, liens, charges, encumbrances, security interests and restrictions on transfer (other than as described herein or as required by applicable law) and shall be free of pre-emptive or similar rights (whether arising under applicable law, the Company’s organizational documents or any agreement or instrument to which the Company is a party).  The Company agrees that its issuance of the Warrants shall constitute the full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Shares upon the exercise of the Warrants.

6. Representations, Warranties and Covenants of the Company.

(a) As of the date hereof, the Company represents and warrants to Holder that: (i) it has the corporate power to enter into, perform and deliver, and has taken all necessary action to authorize its entry into, and performance and delivery of, this Warrant Agreement and the transactions contemplated by this Warrant Agreement;  (ii) this Warrant Agreement constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, subject to (x) the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereinafter in effect relating to or affecting the rights and remedies of creditors and (y) the effect of general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief regardless of whether considered in a proceeding in equity or at law; (iii) the execution of this Warrant Agreement and the performance of the Company’s obligations hereunder do not conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company’s or any of its subsidiaries pursuant to: (x) the Company’s organizational documents; (y) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject; or (z) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over it or any of its subsidiaries or any of its or their properties; (iv) the Company has a total authorized capitalization of 125,000,000 shares of Common Stock, and as of February 27, 2014, there were 47,205,909 shares of Common Stock issued and outstanding; (v) immediately prior to giving effect to this Warrant Agreement, there were no outstanding (x) options, warrants or other rights to purchase shares of Common Stock or other equity interests of the Company or any phantom stock, stock appreciation rights or other similar plans of the Company or (y) agreements or other rights to convert any obligations into, or exchange any securities for, shares of Common Stock or other equity interests of the Company, in each case other than as disclosed publicly by the Company; and (vi) assuming the accuracy of the representations and warranties of Holder contained in this Warrant Agreement, the sale and issuance of the Warrants pursuant to this Warrant Agreement is intended to be exempt from the registration requirements of the Securities Act, and neither the Company nor any Person acting on its behalf has taken or will take any action hereafter that would cause the loss of such exemption.

(b) The Company shall, for so long as any Warrants remain outstanding: (i) timely file all reports and other documents required to be filed by it pursuant to the Securities Act or the Exchange Act 6 and (ii) use commercially reasonable efforts to maintain the listing of the Common Stock on the New York Stock Exchange.

(c) The Company shall not, for so long as any Warrants remain outstanding, by any action, including amending its organizational documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant Agreement or the Warrants.  The Company will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will use its commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant Agreement.

(d) During the term of the Warrants, the Company shall deliver to Holder (i) promptly after mailing, copies of any written communication sent to all holders of Common Stock of the Company, (ii) within one hundred fifty (150) days after the end of each fiscal year of the Company, the annual audited financial statements of the Company certified by the Company’s independent public accountants and (iii) within forty-five (45) days after the end of each of the first three quarters of each fiscal year, an unaudited statement of operations and unaudited balance sheet as of the end of such fiscal quarter (it being understood that the posting of a link on the Company’s website to such information shall satisfy the requirements of this Section 6(d)).

7. Payment of Taxes.  All Common Stock issuable upon the exercise of the Warrants pursuant to the terms hereof shall be validly issued as fully paid and non-assessable and without any pre-emptive rights.  Subject to the last sentence of this Section 7, the Company shall bear all expenses in connection with, and all stamp, capital or other similar taxes and other governmental charges that may be imposed in the United States with respect to, the issuance or initial delivery of Shares or Cashless Exercise Shares hereunder.  All other such taxes or charges shall be borne by Holder.   For the avoidance of doubt, the Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer of any Warrants or Common Stock (or interest or entitlement therein) or to pay any tax or other charge involved in the issue of any certificate for Common Stock issuable upon exercise of a Warrant in any name other than that of Holder, and in such case the Company shall not be required to issue or deliver any share certificate until such tax or other charge has been paid or it is has been established to the satisfaction of the Company that no such tax or other charge is due.

8. Certain Adjustments.  The Exercise Price shall be subject to adjustment from time to time as set forth in this Section 8.  The Company shall give Holder notice of any event described in this Section 8 which requires an adjustment pursuant to this Section 8 either at the time of such event or promptly thereafter, setting forth, in reasonable detail, the event requiring the notice and (w) the amount of such adjustment, (x) the method by which such adjustment was calculated, (y) the adjusted Exercise Price, if applicable, and (z) the number of Shares subject to purchase hereunder after giving effect to such adjustment.  Such notice shall be given by first class mail, postage prepaid, or by reputable overnight courier with all charges prepaid, addressed to Holder at the address for such Holder as set forth in the Warrant Register.

(a) If the Company shall hereafter pay a Common Stock dividend or make a distribution of Common Stock to all holders of its outstanding shares of Common Stock, the Exercise Price in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be adjusted by multiplying such Exercise Price by a fraction:

(i) the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the record date fixed for such determination; and
(ii) the denominator of which shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution.

Such reduction shall be become effective immediately after the opening of business on the day following the relevant record date.  For the purpose of this Section 8(a), the number of shares of Common Stock at

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any time outstanding shall not include shares held in the treasury of the Company.  If any dividend or distribution described in this Section 8(a) is declared but not so paid or made, the Exercise Price shall again be adjusted to the Exercise Price which would then be in effect if such dividend or distribution had not been declared.

(b) If the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased; such reduction or increase, as the case may be, will become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

(c) If the Company shall hereafter pay a cash dividend or other distribution (whether of assets, debt securities, preferred stock or any rights or warrants to purchase assets, debt securities, preferred stock or other securities of the Company) to all holders of its outstanding shares of Common Stock, the Exercise Price in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be adjusted by multiplying such Exercise Price by a fraction:

(i) the numerator of which shall be the Market Price (as defined below) on the record date fixed for such determination minus the fair market value on the record date of the debt securities, preferred stock, assets (including cash), securities, rights or warrants to be distributed in respect of one share of Common Stock as determined in good faith by the Board based on a written opinion of an internationally recognized investment banking, appraisal or valuation firm that is not an Affiliate of the Company; and

(ii) the denominator of which shall be the Market Price on the record date fixed for such determination.

Such reduction shall be become effective immediately after the opening of business on the day following the relevant record date.  For the purpose of this Section 8(c), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company.  If any dividend or distribution described in this Section 8(c) is declared but not so paid or made, the Exercise Price shall again be adjusted to the Exercise Price which would then be effect if such dividend or distribution had not been declared.  This Section 8(c) shall not apply to distributions of securities referred to Section 8(a) or (b) or of rights, options and warrants referred to in Section 8(d).

(d) If the Company shall issue rights, options, warrants or other securities to all holders of its outstanding Common Stock entitling them (for a period expiring within forty-five (45) days after the date fixed for determination of stockholders entitled to receive such rights, options, warrants or other securities) to subscribe for or purchase shares of Common Stock (or Common Stock Equivalents) at a price per share less than the Closing Price on the Trading Day immediately preceding the time of announcement of such issuance (the “Market Price”), the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to such record date by a fraction:

(i) the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the record date plus the number of shares which the aggregate offering price of the total number of shares so issued or offered for subscription or purchase (or the aggregate conversion or exercise price of the Common Stock Equivalents so offered) would purchase at the relevant Market Price; and

(ii) the denominator of which shall be the number of shares of Common Stock outstanding on the close of business on the record date plus the total number of additional shares of Common Stock so issued or offered for subscription or purchase (or into which or for which the Common Stock Equivalents so offered are convertible or exercisable).

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Such adjustment shall be made successively whenever any such rights, options, warrants or other securities are issued and shall become effective immediately after the opening of business on the day following the record date fixed for determination of stockholders entitled to receive such rights, options, warrants or other securities. To the extent that shares of Common Stock (or Common Stock Equivalents) are not delivered pursuant to such rights, options, warrants or other securities, upon the expiration or termination of such rights, options, warrants or other securities the Exercise Price shall be readjusted to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights, options, warrants or other securities been made on the basis of the delivery of only the number of shares of Common Stock (or Common Stock Equivalents) actually delivered. In the event that such rights, options, warrants or other securities are not so issued, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed. In determining whether any rights, options warrants or other securities entitle Holders to subscribe for, purchase or receive shares of Common Stock at less than the relevant Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights, options, warrants or other securities to receive such shares of Common Stock and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Board.

(e) The Company shall not issue fractions of shares of Common Stock of the Company upon the exercise of a Warrant.  If any fraction of a Share would be issuable upon the exercise of any Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Closing Price of such Share of Common Stock on the date of exercise of such Warrant.

(f) If, after an adjustment, a holder of a Warrant is entitled to receive shares of two or more classes of capital stock of the Company upon exercise of such Warrant, the Company shall determine, in good faith, the allocation of the adjusted Exercise Price between the classes of capital stock (such allocation to be based on the written opinion of an unaffiliated, internationally-recognized investment banking, appraisal or valuation firm). After such allocation, the exercise privilege and the applicable Exercise Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section 8.  Such adjustment shall be made successively whenever any event listed above shall occur.

(g) Notwithstanding anything herein, if proceedings commence for the voluntary or involuntary dissolution, liquidation or winding up of the Company, then, unless Holder voluntarily elects to exercise its Warrants pursuant to Section 2(b) hereof, the Warrants shall be deemed automatically exercised pursuant to Section 2(c) hereof, and the Warrant Certificates representing such Warrants shall be deemed canceled.  As a result of such exercise, each holder of Shares or Cashless Exercise Shares shall be entitled to receive distributions on an equal basis with Holders of the shares of Common Stock. If this Section 8(g) applies to a transaction, no other adjustment to the Exercise Price shall be made pursuant to this Section 8.

(h) Notwithstanding the foregoing, whenever successive adjustments to the Exercise Price are called for pursuant to this Section 8, such adjustments shall be made to the Exercise Price as may be necessary or appropriate to effectuate the intention of this Section 8 and to avoid unjust or inequitable results as determined in good faith by the Board.

(i) Before taking any action which would cause an adjustment pursuant to Section 8 hereof to reduce the Exercise Price below the then par value (if any) of the Common Stock, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable Shares (or Cashless Exercise Shares) at the Exercise Price as so adjusted.

9. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets.
(a)

If the Company reorganizes its capital, reclassifies its capital securities, consolidates or merges with or into another Person (where the Company is not the surviving Person or where there is a change in or distribution with respect to the Common Stock of the Company), or sells, transfers or otherwise disposes of all or substantially all its property, assets or business to another Person and, pursuant to the terms of such reorganization, reclassification, merger,

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consolidation or disposition of assets,  units, shares or stock of the successor or acquiring Person, or any cash, units, shares or stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of the units, shares or stock of the successor or acquiring Person (“Other Property”), are to be received by or distributed to holders of the Common Stock of the Company, then each Holder shall have the right thereafter to receive, upon exercise of a Warrant, the number of units, shares or stock of the successor or acquiring Person or of the Company, if it is the surviving Person, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of Shares for which such Warrant is exercisable immediately prior to such event.  If any such reorganization, reclassification, merger, consolidation or disposition of assets occurs, the successor or acquiring Person (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant Agreement and any registration rights agreement entered into between the Company and Holder relating to the resale of the Warrants or the Shares (or the Cashless Exercise Shares, as the case may be) to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by the Board) in order to provide for adjustments of the Common Stock for which each Warrant is exercisable, which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 9, and all references in this Warrant Agreement to the “Company” shall be deemed to be a reference to such successor or acquiring Person.  In determining the kind and amount of stock, securities and/or property receivable upon consummation of such reorganization, reclassification, merger, consolidation or disposition of assets if Holders of Common Stock have the right to elect the kind or amount of consideration receivable upon consummation of such transaction, then Holders  of the Warrants, in connection with such transaction and at the same time holders of Common Stock are allowed to make such election, shall be given the right to make a similar election with respect to the number of shares of stock or Other Property for which Holder’s Warrant shall thereafter be exercisable.  For purposes of this Section 9, “units, shares or stock of the successor or acquiring Person” includes units, shares or stock of such Person of any class that is not preferred as to distributions or assets over any other class of units, shares or stock of such entity and that is not subject to redemption and shall also include any evidences of indebtedness, units, shares or stock or other securities that are convertible into or exercisable or exchangeable for any such units, shares or stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such units, shares or stock, and all references in this Warrant Agreement to “Common Stock” shall be deemed to be a reference to such units, shares or stock of the successor or acquiring Person.  The foregoing provisions of this Section 9 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations, or disposition of assets.

(b)

In the event that the Company shall propose at any time to merge with or into any other entity, or sell, lease or otherwise convey all or substantially all of its property or assets, or to liquidate, dissolve or wind up, then the Company shall send to Holders at least ten (10) days’ prior written notice of the date on which a record shall be taken for the purposes of determining rights to vote in respect of such event.

10. Expenses.  Subject to Section 7, the Company shall pay all costs, fees, taxes (other than any federal or state income or stock transfer taxes) and expenses payable in connection with the preparation and delivery of this Warrant Agreement and the preparation, issuance and initial delivery from time to time of any Warrants and Shares (or Cashless Exercise Shares, as the case may be) or other securities issued upon the exercise, transfer or assignment of this Warrant Agreement or any Warrant.

11. Representations and Warranties of Holder; Restrictions on Transfer.

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(a) Holder, by its acceptance hereof and its acceptance of any Warrants or Warrant Certificates, represents and warrants to the Company:

(i) Holder is acquiring the Warrants and any Shares (or Cashless Exercise Shares, as the case may be) or other securities issued upon the exercise of such Warrant for investment purposes, for its own account, and not with an intent to sell or distribute such Warrant or any such Shares (or Cashless Exercise Shares, as the case may be) or other securities except in compliance with applicable United States federal and state securities law.  Holder understands and acknowledges that the Warrants and any Shares (or Cashless Exercise Shares, as the case may be) it is purchasing are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering. Holder has been advised and understands and acknowledges that the issuance and sale of the Warrants and any Shares (or Cashless Exercise Shares, as the case may be) has not been registered under the Securities Act or under the “blue sky” laws of any jurisdiction and may be resold only if registered pursuant to the provisions of the Securities Act (or if eligible, sold pursuant to the provisions of Rule 144 promulgated under the Securities Act or pursuant to another available exemption from the registration requirements of the Securities Act or in a transaction not subject thereto).

(ii) Holder is an Accredited Investor and has knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of the purchase of any Warrants and any Shares (or Cashless Exercise Shares, as the case may be).

(iii) Holder has been furnished with all materials relating to the business, finances and operations of the Company and relating to the offer and sale of the Warrants and any Shares (or Cashless Exercise Shares, as the case may be) that have been requested by Holder.  Holder understands and acknowledges that its purchase of the Warrants and any Shares (or Cashless Exercise Shares, as the case may be) involves a high degree of risk and uncertainty. Holder has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its purchase of the Warrants and any Shares (or Cashless Exercise Shares, as the case may be).

(iv) Holder understands and acknowledges that the Warrants and any Shares (or Cashless Exercise Shares, as the case may be) are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws, and that the Company and Vinson & Elkins L.L.P., securities counsel to the Company, are relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Holder set forth in this Warrant Agreement (x) in concluding that the offer and sale of the Warrants and any Shares (or Cashless Exercise Shares, as the case may be) is a “private offering” and, as such, is exempt from the registration requirements of the Securities Act, and (y) to determine the applicability of such exemptions in evaluating the suitability of Holder to purchase the Warrants and any Shares (or Cashless Exercise Shares, as the case may be).

(b) Holder acknowledges that neither the Warrant nor any of the Shares (or Cashless Exercise Shares, as the case may be) or other securities issued upon the exercise of such Warrant, nor any interest in either, may be sold, assigned, pledged, hypothecated, encumbered or in any other manner transferred or disposed of, in whole or in part, except in compliance with applicable United States federal and state securities laws and the terms and conditions hereof.  The provisions of this Section 11 shall be binding upon all subsequent holders of the Warrant, if any.  The Shares (or Cashless Exercise Shares, as the case may be) or other securities issued upon exercise of the Warrant shall be subject to a stop‑transfer order and the certificate or certificates evidencing any such shares shall bear the following legend:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF (A) UNLESS IT HAS BEEN REGISTERED UNDER THE SECURITIES ACT OR (B) AN EXEMPTION FROM REGISTRATION IS

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AVAILABLE OR IN A TRANSACTION NOT SUBJECT THERETO (AND, IN EACH SUCH CASE, THE TRANSFEROR CERTIFIES TO THE COMPANY, BY COMPLETING THE FORM ON THIS SECURITY, THAT SUCH OFFER, SALE, TRANSFER OR DISPOSITION IS NOT REQUIRED TO BE REGISTERED UNDER THE SECURITIES ACT).

(c) Upon request of Holder, the legend described in Section 11(b) shall be removed and the Company shall cause its transfer agent to issue a certificate or certificates without such legend to Holder, unless otherwise required by state securities laws or unless the Company, with the advice of counsel, reasonably determines that such removal is inappropriate.

12. Warrants.

(a) Issuance of Warrants.  Each Warrant shall be evidenced by a Warrant Certificate in substantially the form of Exhibit A hereto, the provisions of which are incorporated herein and shall be signed by or bear the facsimile signature of the Company. In the event the Person whose signature has been placed upon any Warrant Certificate shall have ceased to serve in the capacity in which such Person signed the Warrant Certificate before such Warrant Certificate is issued, it may be issued with the same effect as if he or she had not ceased to be such at the date of issuance.

(b) Effect of Signature. Unless and until signed by the Company pursuant to this Warrant Agreement, a Warrant Certificate shall be invalid and of no effect and may not be exercised by Holder thereof.

13. Loss, Theft, Etc.  Upon receipt of evidence satisfactory to the Company of the loss (which shall not include the posting of any bond), theft, destruction or mutilation of any Warrant Certificate and upon surrender and cancellation of any Warrant Certificate if mutilated, the Company shall execute and deliver to Holder thereof a new Warrant Certificate in the form and substance of the lost, stolen, destroyed or mutilated Warrant Certificate (including all changes and adjustments that have occurred hereunder).

14. No Rights or Liabilities as a Stockholder.  Nothing contained in this Warrant Agreement shall be construed as conferring upon Holder hereof any rights as a stockholder of the Company or as imposing any obligation upon Holder to purchase any securities or as imposing any liability upon Holder as a holder of Common Stock of the Company, whether such obligation or liability is asserted by the Company or by creditors of the Company at law or in equity.

15. Governing Law.  This Warrant Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to conflicts of laws principles thereof.

16. Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given or made (a) when delivered if delivered in person or sent by an internationally recognized overnight or second day courier service, (b) upon transmission by fax if transmission is confirmed, or (c) three Business Days after deposit with a United States post office if delivered by registered or certified mail (postage prepaid, return receipt requested) to the respective parties and addressed (i) if to any Holder of any Warrant, to the address of Holder as set forth in the Warrant Register or to such other address as Holder has notified the Company of in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt or (ii) if to the Company, to such address as the Company may designate by written notice in accordance herewith, except that notices of change of address shall only be effective upon receipt; provided, however, that the exercise of any Warrant shall be effected only in the manner provided in Section 2.

17. Miscellaneous.

(a) This Warrant Agreement and any terms hereof may be changed, waived, discharged, modified, amended or terminated only by an instrument in writing signed by the Company and each Holder.  Any provision of this Warrant Agreement which shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any

12

jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the Company waives any provision of law which shall render any provision hereof prohibited or unenforceable in any respect.  Each Holder, by acceptance of a Warrant Certificate, agrees to all of the terms and provisions of this Warrant Agreement applicable thereto.

(b) If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Trading Day, then such action may be taken or such right may be exercised on the next succeeding Trading Day.

(c) Holder shall be (i) notified by the Company of, and invited to attend, any stockholders’ meeting of the Company which has on its agenda the possible voluntary winding up of the Company by operation of law and (ii) notified by the Company as soon as reasonably practicable of any order of involuntary winding up of the Company.

18. Nonwaiver and Expenses.  No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies.  If the Company fails to comply with any other provision of this Warrant Agreement as determined by a court of law or as mutually determined by Holder and the Company, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

19. Successors and Assigns.  Subject to the provisions of Section 4 and Section 11(b) hereof, this Warrant Agreement and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Holder.  The provisions of this Warrant Agreement are intended to be for the benefit of all Holders from time to time of this Warrant Agreement and shall be enforceable by any Holder.

20. Headings. The headings used in this Warrant Agreement are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant Agreement.

[Remainder of Page Intentionally Left Blank]

13

IN WITNESS WHEREOF, the Company has caused this Warrant Agreement to be duly executed.

Dated:  February 28, 2014ENDEAVOUR INTERNATIONAL CORPORATION

Dated: February 28, 2014	ENDEAVOUR INTERNATIONAL CORPORATION

By:
Name: Catherine L. Stubbs
Title: Chief Financial Officer and Senior Vice President

[Additional Signature Pages Follow]

[Signature Page to Warrant Agreement]

WHITEBOX CONCENTRATED CONVERTIBLE ARBITRAGE PARTNERS L.P.

By: Whitebox Concentrated Convertible Arbitrage Advisors, LLC, its investment adviser and general partner

By:  Whitebox Advisors LLC, its managing member

By:  _____________________________________

Name:  Mark Strefling

Title:  Chief Operating Officer

WHITEBOX CREDIT ARBITRAGE PARTNERS, L.P.

By:  Whitebox Credit Arbitrage Advisors, LLC, its investment adviser and general partner

By:  Whitebox Advisors LLC, its managing member

By:  _____________________________________

Name:  Mark Strefling

Title:  Chief Operating Officer

WHITEBOX MULTI-STRATEGY PARTNERS L.P.

By:  Whitebox Multi-Strategy Advisors, LLC, its investment adviser and general partner

By:  Whitebox Advisors LLC, its managing member

By:  _____________________________________

Name:  Mark Strefling

Title:  Chief Operating Officer

PANDORA SELECT PARTNERS, L.P.

By: Pandora Select Advisors, LLC, its investment adviser and general partner

By:  Whitebox Advisors LLC, its managing member

By:  _____________________________________

Name:  Mark Strefling

Title:  Chief Operating Officer

[Additional Signature Page Follows]

[Signature Page to Warrant Agreement]

WHITEBOX SPECIAL OPPORTUNITIES FUND, LP – SERIES O

By:  Whitebox Special Opportunities Advisors, LLC, its investment adviser and general partner
By:  Whitebox Advisors LLC, its managing member

By:  _____________________________________

Name:  Mark Strefling

Title:  Chief Operating Officer

WHITEBOX INSTITUTIONAL PARTNERS, L.P.

By:  Whitebox Advisors LLC, its investment adviser and general partner

By:  _____________________________________

Name:  Mark Strefling

Title:  Chief Operating Officer

Whitebox Asymmetric pARTNERS, L.P.

By:  Whitebox Asymmetric Advisors, LLC, its Investment Manager

By:  Whitebox Advisors LLC, its Managing Member

By:  _____________________________________

Name:  Mark Strefling

Title:  Chief Operating Officer

[Signature Page to Warrant Agreement]

Schedule 1

Name of Warrant Holder	Number of Shares	Exercise Price per Share
Whitebox Credit Arbitrage Partners, LP	116,714	$5.292
Whitebox Concentrated Convertible Arbitrage Partners, LP	145,892	$5.292
Whitebox Multi-Strategy Partners, LP	218,837	$5.292
Pandora Select Partners, LP	87,535	$5.292
Whitebox Special Opportunities Fund, LP – SIG O	43,767	$5.292
Whitebox Asymmetric Partners, LP	70,028	$5.292
Whitebox Institutional Partners, LP	46,685	$5.292
Total	729,458

[Schedule 1]

Exhibit A

FORM OF WARRANT CERTIFICATE

[FACE]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF (A) UNLESS IT HAS BEEN REGISTERED UNDER THE SECURITIES ACT OR (B) AN EXEMPTION FROM REGISTRATION IS AVAILABLE OR IN A TRANSACTION NOT SUBJECT THERETO (AND, IN EACH SUCH CASE, THE TRANSFEROR CERTIFIES TO THE COMPANY, BY COMPLETING THE FORM ON THIS SECURITY, THAT SUCH OFFER, SALE, TRANSFER OR DISPOSITION IS NOT REQUIRED TO BE REGISTERED UNDER THE SECURITIES ACT).

No. [__][___] Shares

WARRANT CERTIFICATE

ENDEAVOUR INTERNATIONAL CORPORATION

This Warrant Certificate certifies that [___________], or registered assigns, is the registered Holder of warrants (the “Warrants”) expiring on the Expiration Time to subscribe for and purchase from Endeavour International Corporation, a Nevada corporation (the “Company”) fully paid and non-assessable shares of common stock, par value US$0.001 per share, of the Company (the “Common Stock”).  Each Warrant entitles Holder, upon exercise at any time and from time to time until the Expiration Time, to receive from the Company the number of fully paid and non-assessable shares of Common Stock of the Company set forth above (the “Shares”) at the Exercise Price payable upon surrender of this Warrant Certificate, with the form of election to purchase set forth as Annex I hereto or the form of cashless exercise notice as set forth as Annex II hereto, as applicable, properly completed and executed, together with payment of the Exercise Price (or through “cashless exercise” if permitted by the Warrant Agreement) at the office of the Company, subject to the conditions set forth herein and in that certain Warrant Agreement between the Company and Holder dated as of [●], 2014 (the “Warrant Agreement”). The Exercise Price and number of Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.  Terms used but not defined in this Warrant Certificate shall have the meaning ascribed to such term in the Warrant Agreement.

Upon any exercise of the Warrant for less than the total number of Shares provided for herein, there shall be issued to Holder or Holder’s permitted assignee a new Warrant Certificate covering the number of Shares for which the Warrant has not been exercised.

Warrant Certificates, when surrendered at the office of the Company by Holder hereof in person or by attorney duly authorized in writing, may be exchanged in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants.

Upon due presentment for registration of transfer of the Warrant Certificate at the office of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any applicable tax or governmental charge payable upon issuance in the name of Holder.

The Company may deem and treat the registered Holder as the absolute owner of this Warrant Certificate (unless a Warrant shall be properly transferred or assigned in accordance with the terms of the Warrant Agreement) for the purpose of any exercise hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

This Warrant Certificate does not entitle Holder to any of the rights of a stockholder of the Company.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be signed below.

Dated: [__________]

ENDEAVOUR INTERNATIONAL CORPORATION

By:_____________________________________

Name:

Title:

Annex I

To:ENDEAVOUR INTERNATIONAL CORPORATION

ELECTION TO EXERCISE

The undersigned hereby exercises its rights to subscribe for __________ shares covered by the Warrant Certificate.  The undersigned hereby confirms as of the date hereof the representations and warranties of the undersigned contained in Section 11 of the Warrant Agreement.  The undersigned tenders payment herewith in the amount of $____________ and requests that certificates for such shares in the following denominations be issued in the name of, and delivered to, the person at the following address:

Denominations: ________________________________________________________
___________________________________________________________________
___________________________________________________________________
___________________________________________________________________

(Print Address and Social Security Number or

Employer Identification Number as applicable)

and, if said number of Shares shall not be all the Shares covered by the within Warrant Certificate, that a new Warrant Certificate for the balance remaining of the Shares covered by the within Warrant Certificate be registered in the name of, and delivered to, the undersigned at the address stated below:

Date:___________, ___	Name:	__________________________________
(Print)
__________________________________
(Signature)

	Address:	__________________________________
__________________________________

ANNEX II

To:ENDEAVOUR INTERNATIONAL CORPORATION

CASHLESS EXERCISE NOTICE

(To be executed upon conversion of the attached Warrant)

The undersigned irrevocably elects to surrender this Warrant Certificate for the number of Cashless Exercise Shares as shall be issuable pursuant to the cashless exercise provisions of Section 2(c) of the Warrant Agreement, in respect of _____________ Shares underlying this Warrant Certificate, and requests that the Company execute or cause to be executed a certificate or certificates reflecting the undersigned’s ownership of the aggregate number of Cashless Exercise Shares issuable upon such exercise, together with cash in lieu of any fraction of a Conversion Share (and any securities or other property issuable upon such exercise) and deliver or cause to be delivered to the undersigned such certificate or certificates the undersigned as follows:

NameAddress

and, if said number of Shares shall not be all the Shares covered by the within Warrant Certificate, that a new Warrant Certificate for the balance remaining of the Shares covered by the within Warrant Certificate be registered in the name of, and delivered to, the undersigned at the address stated below:

Date:___________, ___	Name:	__________________________________
(Print)
__________________________________
(Signature)

	Address:	__________________________________
__________________________________

FORM OF ASSIGNMENT

For value received, the undersigned hereby sells, assigns and transfer all of the rights of the undersigned under the within Warrant, unto:

Name of AssigneeAddress

[In connection with any transfer or exchange of any of the Warrants evidenced by this certificate, the undersigned confirms that such Warrants are being transferred:

CHECK ONE BOX BELOW:

(1)☐    to the Company; or

(2)☐     pursuant to an effective registration statement under the Securities Act of 1933; or

(3)☐     to a person who the undersigned reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that is purchasing for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in compliance with Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(4)☐      outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

(5)☐ pursuant to another available exemption from the registration requirements of the Securities Act of 1933.

Unless one of the boxes is checked, the Company will refuse to register any of the Warrants evidenced by this certificate in the name of any person other than Holder; provided, however, that if box (5) is checked, the Company may require, prior to registering any such transfer of the Warrants, in its sole discretion, such legal opinions, certifications and other information as the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144.]1

_________________________________
1To be contained on, and completed only if, the Warrant Certificate includes the legend described in Section 11(b) of the Warrant Agreement.

Date:___________, ___	Name:	__________________________________
(Print)
__________________________________
(Signature)

	Address:	__________________________________
__________________________________

Exhibit B

Convertible Note Term Sheet

TERM SHEET

OFFERING OF CONVERTIBLE NOTES

March 3, 2014

ISSUER:	Endeavour International Corporation, a Nevada corporation (the “Company”).
INVESTOR:	Whitebox Advisors, LLC or its affiliated funds (the “Investor”).
SECURITIES:	6.5% Convertible Notes ("Convertible Notes")
PRINCIPAL AMOUNT:	$12,500,000
ISSUE DATE:	March 3, 2014
INTEREST:	6.5% per annum, payable in cash quarterly in arrears, first payment beginning June 1, 2014
CONVERSION PRICE:	$4.662 per share (equal to 2,681,253 conversion shares)
MATURITY:

One day following the earlier of (i) November 30, 2017 and (ii) 91 days prior to the maturity of the Company's 5.5% Convertible Senior Notes due 2015 and the Company's 11.5% Convertible Bonds due 2016, if such securities have not been converted, cancelled or extinguished prior to such date or extended or refinanced in full prior to such date with a resulting maturity date not earlier than March 1, 2018.

MAKE WHOLE PAYMENT:

If a Fundamental Change (as such term is defined in the Company's 5.5% Convertible Senior Notes Indenture) occurs while the Convertible Notes are outstanding, the holder of the Convertible Notes may require the Company to purchase its Convertible Notes in whole or part (equal to $1,000 or an integral multiple of $1,000 in excess thereof) at a purchase price in cash equal to 101% of the aggregate principal amount of such Convertible Notes, together with accrued and unpaid interest thereon to, but excluding, the purchase date.

An Investor may elect to convert its Notes in connection with a Fundamental Change, in which case the applicable conversion rate shall be increased in accordance with Schedule A to the Indenture for the Convertible Notes, which Schedule A shall be mutually agreed upon by the Company and the Investors within a reasonable time frame following the Issue Date provided that for purposes of such calculation, the Maturity Date shall be February __, 2019.

RESTRICTIONS	No holder may convert all or a portion of the Convertible Notes if and to the extent such exercise would result in the holder beneficially owning more than 9.99% of the Common Stock then outstanding.
ALL OTHER TERMS & CONDITIONS	Similar to the terms and conditions of the Company's 5.5% Convertible Senior Notes due 2016.

Exhibit C

Form of Registration Rights Agreement

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is dated as of February 28, 2014 by and among Endeavour International Corporation, a Nevada corporation (the "Company"), and the purchasers of the Company's Common Stock (as that term is defined herein), Warrants (as that term is defined herein) and Convertible Notes (as that term is defined herein) listed on Exhibit A hereto (each, an "Investor" and collectively the "Investors").

RECITALS

A.In connection with the Securities Purchase Agreement by and among the parties hereto, dated as of February 28, 2014 (the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to the Investors (i) shares (the "Shares") of the Company’s common stock, $0.001 par value (the “Common Stock”),  (ii) the Warrants (as defined in the Securities Purchase Agreement) which will be exercisable to purchase Warrant Shares (as defined in the Securities Purchase Agreement) in accordance with the terms of the Warrants, and (iii) the Company's 6.5% Convertible Notes ("Convertible Notes"), which will be convertible into shares of Common Stock.

B.To induce the Investors to consummate the transactions contemplated by the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of these premises and mutual agreements, covenants and provisions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1Definitions.

The following definitions shall be applicable to the terms set forth below as used in this Agreement:

“Affiliate” shall mean, with regard to any Person, any other Person which directly or indirectly controls, is controlled by, or under common control with, such Person.

"Business Day" shall mean any day other than Saturday, Sunday or any other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

“Closing Date" shall mean the date hereof.

“Conversion Shares” shall mean any shares of Common Stock issued or issuable upon exercise of the Warrants or conversion of the Convertible Notes.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Person” shall mean any individual, firm, corporation, partnership, limited liability company, trust, joint venture, governmental authority or other entity, and shall include any successor (by merger or otherwise) of such entity.

“Registrable Securities” shall mean, (i) any Shares, (ii) any Conversion Shares, (iii) the Warrants, (iv) the Convertible Notes and (v) any shares of Common Stock issued or issuable with respect to the Conversion Shares by reason of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.  A Person shall be deemed to be a holder of Registrable Securi ties when such Person has a right to acquire such Registrable Securities (whether by conversion or otherwise) regardless of whether such acquisition has actually been effected.  Each share of Registrable Securities shall continue to be Registrable Securities in the hands of each subsequent holder thereof subject to the limitations set forth in Section 2.11 hereof; provided,  however, that each share of Registrable Securities shall cease to be Registrable Securities when (x) the Shelf Registration Statement covering all Registrable Securities has been declared effective under the Securities Act by the SEC and such Registrable Securities has been disposed of pursuant to such effective Shelf Registration Statement, or (y) the entire amount of Registrable Securities held by a Person and its Affiliates may be sold without restriction pursuant to Rule 144 under the Securities Act (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable).

“SEC” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the federal securities laws.

“Shelf Registration Statement” shall mean a "shelf" registration statement of the Company pursuant to the provisions of Section 2.1 of this Agreement which covers all of the Registrable Securities on an appropriate form under Rule 415 under the Securities Act, or any similar rule that that may be adopted by the SEC,  including the prospectus, amendments and supplements to such Shelf Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Shelf Registration Statement.

Section 1.2Additional Definitions.

In addition to the foregoing, capitalized terms used in this Agreement and not otherwise defined in this Article I shall have the meanings so given to such terms herein.

ARTICLE II
REGISTRATION RIGHTS

Section 2.1Registration Rights.

(a) Effectiveness Deadline. The Company shall (i), within seven (7) days following the filing of the Company's Annual Report on Form 10-K for the year ended December 31, 2013 with the SEC (and in no event later than March 31, 2014), file with the SEC a Shelf Registration Statement to cover resales of the Registrable Securities by the holders of such Registrable Securities and (ii) use its reasonable best efforts to have such Shelf Registration Statement declared effective within 60 days after the Closing Date. The Company agrees that no Person other than holders of such Registrable Securities shall be permitted to sell shares of Common Stock or other securities pursuant to the Shelf Registration Statement contemplated hereby. In addition, the Company shall, promptly after the completion of any sale of Option Shares and/or Option Notes (as such terms are defined in the Securities Purchase Agreement) to the Investors, take all action necessary to file an amendment to the Shelf Registration Statement (if such Shelf Registration Statement has previously been filed with the SEC) to register such Option Shares and/or Option Notes (including any Conversion Shares).

(b) Failure to Meet Effectiveness Deadline. In addition to any other rights or remedies provided herein if the Shelf Registration Statement referred to in Section 2(a) above has not been timely filed with the SEC in accordance with Section 2(a), declared effective by the SEC within 60 days after the Closing Date or the Company fails to maintain the effectiveness of such Shelf Registration Statement pursuant to the terms contained in this Agreement, then the Company shall pay an increased interest rate on the Convertible Notes of (i) for the first three months after such violation occurs and is continuing, 0.25% per month, (ii) ) for each of the fourth through sixth month after such violation occurs and is continuing, 0.50% per month and (iii) for any time period beginning on the seventh month after such violation occurred and is continuing, 1.00% per month. Such additional interest will be capitalized by adding to the Outstanding Principal Amount from time to time of the Convertible Notes. Payment of such increased interest rate by the Company shall be in addition to, and shall not limit, the other remedies available to the Investor in the event that the Company does not comply with this Section 2 with respect to the filing and effectiveness of the registration statement referred to herein.

(c) Registration Termination Date; Delay. Once  the Shelf Registration Statement filed pursuant to Section 2(a) becomes effective, the Company shall file all reports, financial statements and other documents necessary to keep such Shelf Registration Statement current and the registration in effect until no Registrable Securities remain outstanding (the “Effective Period”); provided,  however that at any time during the Effective Period, the Company may determine, in the good faith judgment of its Board of Directors, after consultation with the Company's legal counsel, that offers and sales under the Shelf Registration Statement shall be suspended if (i) it is in the best interests of the Company not to disclose the existence of material facts surrounding any proposed or pending acquisition, disposition, strategic alliance or financing transaction involving the Company, the existence of which the Company has a bona fide business purpose for keeping confidential and the nondisclosure of which in the Shelf Registration Statement would reasonably be expected to cause the Shelf Registration Statement to fail to comply with applicable disclosure requirements or (ii) the Company is obligated to file a post-effective amendment to the Shelf Registration Statement to add Option Shares and/or Option Notes (an "Option Suspension").  Immediately upon making such a determination, the Company shall give notice to the holders of such Registrable Securities (a “Materiality Notice”), upon receipt of which each such holder agrees that it will immediately discontinue offers and sales of Registrable Securities under the Shelf Registration Statement until such holder receives copies of a supplemented or amended prospectus that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective; provided, that the Company may delay, suspend or withdraw the Registration Statement for such reason for no more than 30 days after the abandonment or consummation of any of the foregoing negotiations, transactions, events or offerings or, in any event, for not more than 60 days after delivery of the Materiality Notice at any one time during any period of 12 consecutive months (and the Company shall not be entitled to deliver a Materiality Notice at any time within 90 days of any prior termination of any suspension pursuant to a prior Materiality Notice); provided further, that any Option Suspension shall not count again the 60-day limitation during any 12 consecutive month period. If so directed by the Company, each holder of Registrable Securities will deliver to the Company all copies of the prospectus covering the Registrable Securities current at the time of receipt of a Materiality Notice.

Section 2.2Registration Procedures.

(a)When the Company is required by the provisions of this Agreement to effect the registration of shares of Registrable Securities, the Company shall:

(i)prepare and file with the Commission a Shelf Registration Statement (advance draft copies of which shall be furnished to the holders of Registrable Securities to be included in such Shelf Registration Statement and their respective counsel as expeditiously as possible prior to the filing thereof with the SEC) with respect to such shares and use its reasonable best efforts to cause such Shelf Registration Statement to become and remain effective for the Effective Period as described in Section 2.1(c) hereof;

(ii)prepare and file with the SEC such amendments and supplements to such Shelf Registration Statement and the prospectuses used in connection therewith as may be necessary to keep such Shelf Registration Statement effective and current during the Effective Period and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all shares covered by such Shelf Registration Statement, including such amendments and supplements as may be necessary to reflect the intended method of disposition from time to time of the holder or holders of Registrable Securities who have requested that any of their shares be sold or otherwise disposed of in connection with the registration (collectively, the “Prospective Sellers”) or to correct or update any misstatements or omissions which, if not corrected or updated, would reasonably be expected to cause the Registration Statement or the prospectuses used in connection therewith to fail to comply with applicable disclosure requirements;

(iii)furnish to each Prospective Seller such number of copies of each prospectus, including preliminary prospectuses and amendments and supplements to any prospectus, or any free writing prospectus related thereof, in conformity with the requirements of the Securities Act, and such other documents as the Prospective Seller may reasonably request in order to facilitate the public sale or other disposition of the shares owned by it;

(iv)if applicable, register or qualify the shares covered by such Shelf Registration Statement under such other securities or blue sky or other applicable laws of such jurisdictions as each Prospective

Seller shall reasonably request to enable such seller to consummate the public sale or other disposition of the shares owned by such seller, provided that the Company shall not be required in connection therewith or as an election thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction;

(v) promptly notify each Prospective Seller at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (x) the filing of the Shelf Registration Statement or any prospectus or prospectus supplement to be used in connection therewith, or any amendment or supplement thereto or any free writing prospectus related thereto, and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective; and (y) any written comments from the SEC with respect to any filing referred to in clause (x) and any written request by the SEC for amendments or supplements to the Shelf Registration Statement or any prospectus or prospectus supplement thereto or any free writing prospectus related thereto;

(vi)the Company shall permit counsel for the Prospective Sellers to review the Shelf Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) a reasonable period of time prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects and will not request acceleration of the Shelf Registration Statement without prior notice to such counsel;

(vii)[reserved]

(viii)provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Shelf Registration Statement;

(ix)enter into such customary agreements and take all such other customary actions as the holders of a majority of the Registrable Securities being sold reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(x)make available for inspection by any Prospective Seller and any attorney, accountant or other agent retained by any such Prospective Seller, all reasonable financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent public accountants who have certified the Company’s financial statements included in the Registration Statement to supply all information reasonably requested by any such seller, attorney, accountant or agent in connection with the preparation of such Registration Statement;

(xi)permit any Prospective Seller who, in the reasonable judgment of the Company upon advice of counsel, might be deemed to be an underwriter or controlling person of the Company, to participate in the preparation of such Registration Statement;

(xii)provide written notice to each Prospective Seller as soon as the Company becomes aware of any misstatements or omissions which, if not corrected or updated, would reasonably be expected to cause the Shelf Registration Statement or the prospectuses used in connection therewith to fail to comply with applicable disclosure requirements;

(xiii)in the event of the issuance of any stop order suspending the effectiveness of the Shelf Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the registration or qualification of any Registrable Securities included in such Shelf Registration Statement for sale in any jurisdiction where such shares had previously been registered or qualified upon the request of a Prospective Seller, use its reasonable best efforts to promptly obtain the withdrawal of such order;

(xiv)the Company shall otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder; and

(xv)the Company shall take all other reasonable actions necessary to expedite and facilitate disposition by each Investor of its Registrable Securities pursuant to the Shelf Registration Statement.

(b)Each Prospective Seller of Registrable Securities shall furnish to the Company such information as the Company may reasonably require from the Prospective Seller for inclusion in the Shelf Registration Statement (and the prospectus included therein).

(c)The Prospective Sellers shall not effect sales of the shares covered by the Shelf Registration Statement after receipt of facsimile or other written notice from the Company to suspend sales to permit the Company to correct or update, including to add Option Shares or Option Notes, the Shelf Registration Statement or prospectus until such Investor receives copies of a supplemented or amended prospectus that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective.

(d)The Company shall have no obligation to provide an underwritten offering for the holders of Registrable Securities to dispose of their shares.

Section 2.3Registration Expenses.

The Company shall pay all registration expenses relating to the Shelf Registration Statement filed hereunder including all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company, state blue sky fees and expenses and the expense of any special audits incident to or required by any such registration, but shall exclude Selling Expenses.  As used herein, the term “Selling Expenses” shall mean, collectively, any selling commissions, brokerage fees and the fees and expenses of counsel for each holder of Registrable Securities.  Selling Expenses shall be borne by the respective seller thereof, in proportion to the respective number of shares of Registrable Securities sold by each of them.

Section 2.4Prospective Seller's Obligations.

Each Prospective Seller agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Prospective Seller not misleading and any other information regarding such Prospective Seller and the distribution of the Registrable Securities as the Company may from time to time reasonably request. Any sale of any Registrable Securities by any Prospective Seller shall constitute a representation and warranty by such Prospective Seller that the information relating to such Prospective Seller and its plan of distribution is as set forth in the prospectus delivered by such Prospective Seller in connection with such disposition, that such prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Prospective Seller or its plan of distribution and that such prospectus does not as of the time of such sale omit to state any material fact relating to or provided by such Prospective Seller or its plan of distribution necessary in order to make the statements in the prospectus, in the light of the circumstances under which they were made, not misleading.

Section 2.5Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement and notwithstanding any other remedy, indemnify, defend, protect and hold harmless the Investor, the stockholders, owners, officers, directors, partners, members, agents, employees and affiliates of each of them, each Person who controls the Investor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the stockholders, owners, officers, directors, partners, members, agents, employees and affiliates of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all Losses, promptly as incurred, arising out of or relating to (i) any untrue or alleged untrue statement of a material fact contained in the Shelf Registration Statement, any prospectus or any form of Company prospectus or in any amendment or supplement thereto, in any Company preliminary prospectus, or any free writing prospectus utilized in connection therewith, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, or any free writing prospectus, in the light of the circumstances under which they were made) or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which the Registrable Securities are offered not misleading, except to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding the Investor furnished in writing to the Company by the Investor for use therein, or to the extent that such information relates to the Investor or the Investor’s proposed method of distribution of Registrable Securities, (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to the Shelf Registration Statement, or (iii) any violation of this Agreement. The Company shall notify the Investor promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the Agreement.

(b) Indemnification by Investor. The Investor shall indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of any untrue statement of a material fact contained in the Shelf Registration Statement, any prospectus, or any form of prospectus, or in any amendment or supplement thereto, or any free writing prospectus utilized in connection therewith, or arising solely out of any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, or any free writing prospectus, in the light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished by the Investor in writing to the Company specifically for inclusion in the Shelf Registration Statement or such prospectus. In no event shall the liability of the Investor hereunder be greater in amount than the dollar amount of the net proceeds received by the Investor upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any action, suit, investigation, or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced in writing (“Proceeding”) shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). It being understood, however, that the Indemnifying Party shall not, in connection with any one such Proceeding be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, which firm shall be appointed by a majority of the Indemnified Parties; provided, however, that in the case a single firm of attorneys would be inappropriate due to actual or potential differing interests or conflicts between such Indemnified Parties and any other party represented by such counsel in such Proceeding or otherwise, then the Indemnifying Party shall be liable for the fees and expenses of one additional firm of attorneys with respect to such Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement in cludes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 2.5) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder.

(d) Contribution. If any indemnification to which an Indemnified Party is entitled under the terms of Section 2.5(a) or (b) is unavailable to such Indemnified Party (by reason of public policy or otherwise) or indemnification is otherwise available to an Indemnified Party pursuant to Section 2.5(c), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 2.5(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 2.5 was available to such party in accordance with its terms. As used herein, the term “Losses” means any and all losses, claims, damages, liabilities, settlement costs and expenses, including, without limitation, costs of preparation and reasonable attorneys’ fees.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 2.5, the Investor shall not be required to contribute any amount in excess of the amount by which the net proceeds actually received by the Investor from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that the Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section 2.5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

Section 2.6Information Requirements.

(a) The Company covenants that, if at any time before the termination of the Effective Period it is not subject to the reporting requirements of the Exchange Act, it will cooperate with any Investor and take such further reasonable action as any Investor may reasonably request in writing (including, without limitation, making such reasonable representations as any such Investor may reasonably request), all to the extent required from time to time to enable such Investor to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 and Rule 144A under the Securities Act and customarily taken in connection with sales pursuant to such exemptions. Upon the written request of any Investor, the Company shall deliver to such Investor a written statement as to whether it has complied with such filing requirements, unless such a statement has been included in its most recent report filed pursuant to Section 13 or Section 15(d) of Exchange Act.

(b) The Company shall file the reports required to be filed by it under the Exchange Act and shall comply with all other requirements set forth in the instructions to Form S-3 (or such other form as may be applicable) in order to allow it to be eligible to file registration statements on Form S-3 (or such other form as may be applicable).

ARTICLE III
MISCELLANEOUS

Section 3.1Specific Performance.

The parties acknowledge that money damages are not an adequate remedy for violations of this Agreement and that any party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief, this being in addition to any other remedy to which such party is entitled at law or in equity.

Section 3.2Term; Termination.

Notwithstanding anything contained herein to the contrary, this Agreement shall terminate, and all rights and obligations hereunder shall cease, upon the termination of the Effective Period. Notwithstanding the foregoing, Sections 2.3 (Registration Expenses), 2.5 (Indemnification) and 3.5 (Governing Law; Consent to Jurisdiction; Waiver of Jury Trial) shall remain in full force and effect.

Section 3.3Notices.

All notice and other communications provided for or permitted hereunder shall be made in writing by hand delivery, by facsimile, by courier guaranteeing overnight delivery or by first-class mail, return receipt requested, and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by facsimile, (iii) one (1) Business Day after being deposited with such courier, if made by overnight courier or (iv) on the date indicated on the notice of receipt, if made by first-class mail, to the parties as follows:

(a)if to the Investors, at their addresses on the Company records;

(b)if to the Company, to the following address:

Endeavour International Corporation

811 Main Street, Suite 2100

Houston, Texas 77002

Attention: Chief Financial Officer

Facsimile: (713) 583-1256

Any party hereto may change his or its address for notice by giving notice thereof in the manner herein above provided.

Section 3.4Parties in Interest.

All covenants and agreements contained in this Agreement, by or on behalf of any of the parties executing this Agreement shall bind such parties, and shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not; provided, however, that the foregoing shall not in and of itself permit the assignment of the rights and obligations hereunder or thereunder.

Section 3.5Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to its conflicts of laws provisions.  Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York, City of New York, for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER. The parties hereto agree and acknowledge that each party has retained counsel in connection with the negotiation and preparation of this Agreement, and that any rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the foregoing agreements or any amendment, schedule or exhibits thereto.

Section 3.6Entire Agreement.

This Agreement constitutes the entire agreement of the Investor and the Company relating to the registration rights with respect to the Registrable Securities, superseding all prior written and prior or contemporaneous oral negotiations, understandings, arrangements, contracts or agreements.

Section 3.7Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 3.8Amendments.

This Agreement may not be modified, amended, waived or terminated except by an instrument in writing signed by the party against whom enforcement of such modification, waiver or termination is sought (except that holders of two-thirds of the Registrable Securities may act on behalf of other Investors, but only to the extent such modification, amendment, waiver or termination does not adversely affect any Investor in a manner different from other Investors).

Section 3.9Assignability.

The Investor’s obligations under this Agreement may not be assigned, except as permitted in this Section 3.9. The Investor may assign all or a portion of its rights hereunder to any transferee of the Investor’s  Registrable Securities, and the Investor may delegate all or a portion of its obligations under this Agreement to (a) one or more of its affiliates or (b) any institutional investor or fund reasonably satisfactory to the Company. This Agreement is not assignable by the Company nor may any duties hereunder be delegated by the Company.

Section 3.10Severability.

Each provision of this Agreement shall be treated as a separate and independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clauses herein.  If one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to scope, activity, subject or otherwise so as to be unenforceable at law, such provision or provisions shall be construed by the appropriate judicial body by limiting or reducing it or them, so as to be enforceable to the maximum extent compatible with the applicable law as it shall then appear.

Section 3.11No Conflicting Agreements.

The Company is not, as of the date hereof, a party to, nor shall it, on or after the date of this Agreement, enter into, any agreement with respect to its securities that conflicts with the rights granted to the Investors in this Agreement. The Company represents and warrants that the rights granted to the Investors hereunder do not in any way conflict with the rights granted to the holders of the Company’s securities under any other agreements. Notwithstanding the foregoing, the Investors acknowledge that the Company is obligated, and may obligate itself from time to time in the future, to register its securities for other holders pursuant to separate registration statements.

Section 3.12Titles and Subtitles.

The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement.

Section 3.13Pronouns.

All pronouns used herein shall be deemed to refer to the masculine, feminine or neuter gender as the context requires.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ENDEAVOUR INTERNATIONAL CORPORATION

By:  _____________________________________

Name:

Title:

[Additional Signature Pages Follow]

WHITEBOX CONCENTRATED CONVERTIBLE ARBITRAGE PARTNERS L.P.

By: Whitebox Concentrated Convertible Arbitrage Advisors, LLC, its investment adviser and general partner

By:  Whitebox Advisors LLC, its managing member

By:  _____________________________________

Name:  Mark Strefling

Title:  Chief Operating Officer

WHITEBOX CREDIT ARBITRAGE PARTNERS, L.P.

By:  Whitebox Credit Arbitrage Advisors, LLC, its investment adviser and general partner

By:  Whitebox Advisors LLC, its managing member

By:  _____________________________________

Name:  Mark Strefling

Title:  Chief Operating Officer

WHITEBOX MULTI-STRATEGY PARTNERS L.P.

By:  Whitebox Multi-Strategy Advisors, LLC, its investment adviser and general partner

By:  Whitebox Advisors LLC, its managing member

By:  _____________________________________

Name:  Mark Strefling

Title:  Chief Operating Officer

PANDORA SELECT PARTNERS, L.P.

By: Pandora Select Advisors, LLC, its investment adviser and general partner

By:  Whitebox Advisors LLC, its managing member

By:  _____________________________________

Name:  Mark Strefling

Title:  Chief Operating Officer

[Additional Signature Page Follows]

WHITEBOX SPECIAL OPPORTUNITIES FUND, LP – SERIES O
By:  Whitebox Special Opportunities Advisors, LLC, its investment adviser and general partner
By:  Whitebox Advisors LLC, its managing member

By:  _____________________________________

Name:  Mark Strefling

Title:  Chief Operating Officer

WHITEBOX INSTITUTIONAL PARTNERS, L.P.

By:  Whitebox Advisors LLC, its investment adviser and general partner

By:  _____________________________________

Name:  Mark Strefling

Title:  Chief Operating Officer

Whitebox Asymmetric pARTNERS, L.P.

By:  Whitebox Asymmetric Advisors, LLC, its Investment Manager

By:  Whitebox Advisors LLC, its Managing Member

By:  _____________________________________

Name:  Mark Strefling

Title:  Chief Operating Officer

Exhibit A

Purchaser	Common Stock Purchased	Warrants Purchased	Convertible Notes Purchased
Whitebox Concentrated Convertible Arbitrage Partners L.P.	583,567	145,892	$2,500,000.00
Whitebox Credit Arbitrage Partners, L.P.	466,854	116,714	$2,000,000.00
Whitebox Multi-Strategy Partners L.P.	875,350	218,837	$3,750,000.00
Pandora Select Partners, L.P.	350,140	87,535	$1,500,000.00
Whitebox Special Opportunities Fund, LP - Series O	175,070	43,767	$750,000.00
Whitebox Institutional Partners, L.P.	186,741	46,685	$800,000.00
Whitebox Asymmetric Partners, L.P.	280,112	70,028	$1,200,000.00